UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8748

Wanger Advisors Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31, 2008

Date of reporting period:	June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Wanger International Select

2008 Semiannual Report

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

  Wanger International Select

  2008 Semiannual Report

1	Understanding Your Expenses

2	Perceptions of Risk

4	Performance Review

6	Statement of Investments

10	Statement of Assets and Liabilities

10	Statement of Operations

11	Statement of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

16	Management Fee Evaluation of the Senior Officer

Columbia Wanger Asset Management, L.P. ("CWAM") is one of the leading global small- and mid-cap equity managers in the United States with more than 37 years of small- and mid-cap investment experience. As of June 30, 2008, CWAM manages $32.2 billion in assets and is the investment advisor to Wanger USA, Wanger International, Wanger Select, Wanger International Select (together, the "Wanger Advisors Trust Funds") and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The Wanger Advisors Trust Funds and the Columbia Acorn Family of Funds (together with other funds advised by Columbia Management affiliates, the "Columbia Funds") are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. CWAM is an SEC-registered investment advisor and indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Please consider the investment objectives, risks, charges and expenses for the Fund carefully before investing. Contact 1-888-4-WANGER for a prospectus, which contains this and other important information about the Fund. You should read it carefully before you invest.

The views expressed in "Perceptions of Risk" and in the Performance Review reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger International Select 2008 Semiannual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.   Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.   In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2008 – June 30, 2008

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International Select	1,000.00	1,000.00	964.30	1,018.95	5.81	5.97	1.19

*For the six months ended June 30, 2008.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

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Wanger International Select 2008 Semiannual Report

Perceptions of Risk

Most people tend to calibrate risk poorly. We overestimate the likelihood of being harmed by the things that make the evening news and underestimate those that don't. In a survey, people estimated that the chance of death by accident matched the chance of death by disease. In fact, disease causes 17-times more deaths than accidents.1

Dan Gardner's, Risk, The Science and Politics of Fear,2 explains why our views and actions are often so distorted. It seems our perceptions are most influenced by preconceived notions, reinforced by recent information. Accidents are newsworthy, as are catastrophes. If fatalities occur in large numbers in a single event—instead of in small numbers dispersed over time—our perception of risk rises.3

Besides catastrophes, it won't shock too many parents to learn that we tend to worry a lot about our children. Other things that we can't control, like airplane flights, can be worrisome, while things that we can control, such as automobiles, evoke less fear despite higher risks. Things that we don't understand such as trace chemicals,4 and other man-made risks like nuclear power, are also feared. Many people worry about radiation from cell phones, while ignoring the real hazard of driving while using cell phones. Many non-headline risks caused by nature, such as radon gas, which kills an estimated 41,000 people a year in the U.S. and Europe,5 tend to be downplayed.

Gardner notes that we are living longer in the safest era ever known to mankind. Horrible diseases like smallpox have been eliminated while others have been drastically curtailed. Childhood mortality has especially plunged and accident rates are also down.

Fear Mongering Profiteers

So who is putting the scary thoughts into our heads? The media is an obvious culprit because sensational stories sell newspapers and increase viewership. Companies trying to sell certain health care products or security services and devices also find fear mongering to be profitable. The number of companies lobbying homeland security officials rose from 15 in 2001 to 861 in 2004 as fears of terrorist attacks swelled.6 Trial lawyers reaping the rewards of questionable lawsuits, politicians pandering for votes and special interest groups seeking funding also try to keep people scared.

Fear can end up increasing risks. People need to remember the classic definition of risk: probability times consequences. Avoiding immunizations or weight loss treatments due to possible side effects can be ill advised. Diabetes, a disease linked to obesity, has been diagnosed in 24 million Americans. That's eight percent of the total population.7

The American Council on Science and Health is dedicated to separating real health risks from unfounded health scares, tracking health scares reported by the press and debunking them. Among the top scares in 2007 were allegations that lipstick, fluoridated water, roses and water bottles are hazardous. Among the top scares of all time were cranberries (1959), DDT (1962), cyclamates (1969), Alar (1989), cellular phone radiation (1993) and trace PCBs in farmed salmon (2003).8 Fumes from new shower curtains may make the list this year!

Rational Understanding of Risk

Peter L. Bernstein's, Against The Gods, The Remarkable Story of Risk,9 is a fascinating review of mankind's history of approaching risk, and how to understand, measure and deal with it. He reviews the advances in probability theory, which enabled the creation of insurance and, in turn, facilitated trade and investment. He states that managing risks depends on the use of three assumptions originated by Jacob Bernoulli around the year 1700: full information, independent trials and relevance of quantitative valuation.

Bernstein explores additional progress in risk management, particularly in investing. Diversification may reduce risk. However, some quantitative techniques for investing have failed. "Portfolio insurance," a quantitative approach to reduce equity holdings in market declines via the purchase of put options, intensified the market collapse of 1987. Subsequent to the book's publication, numerous quant managers have claimed that "six sigma" events (one in a million chance of occurring) caused huge losses in their funds. These failures occurred because the investment models violated Bernoulli's "independent trials" assumption stated above. Stock price movements may look independent, until numerous people attempt the same strategies or until human emotions result in lots of investors reacting in similar manners.

Stock Market Risks

Sentiment in the stock market seems to gyrate between greed and fear, creating bull and bear markets. Because the S&P 500 Index has fallen more than 20% from its peak, a bear market has been proclaimed. This suggests that the market is currently focusing on fear.

I recall a long-ago brokerage firm ad listing people's fears each year for decades. The list likely included events like the Cuban Missile Crisis and Three Mile Island. It noted that there seemed to be a reason to avoid investing in stocks each year. But starting with $1,000 50 years ago, an investment in the S&P 500 would have resulted in $140,364 as of June 30, 2008, vs. $13,619 if invested in super safe treasury bills. Meanwhile, inflation would require $7,535 to buy in 2008 what $1,000 bought in 1958.10 This example suggests that staying out of stocks would have been a very bad decision.

Market strategist Steve Leuthold provides lots of data and perspectives. Based on his estimate of "operating" (recurring) earnings, the S&P 500 at its July 11, 2008, close of 1,239 was selling at about 14.5-times earnings.

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Wanger International Select 2008 Semiannual Report

That multiple matched the depths of the 2002-2003 bear market and was below the market's average price-earnings (PE) ratio11 of 16.5-times, calculated since 1926. Leuthold notes that market price-earnings ratios vary a lot, and that inflation is a major driver of PE ratios. When inflation has varied between zero and 5%, PE ratios averaged 18- to 19-times. When inflation has been between 5% and 7%, PE ratios averaged 13.8-times, and when inflation was 7% or more, PE ratios averaged 11.4-times.12

Inflation has been boosted by fuel and food prices, and the Consumer Price Index recently spiked up to a 5% year-over-year gain. Some are concerned that we may be returning to a period of big government and stagflation. Future inflation is indeed unpredictable, but continued surges in fuel and food prices from current lofty levels seem unlikely. Low unit labor cost increases, continued globalization and the continued success of capitalism all suggest that inflation may slow. If inflation does slow, Leuthold's data suggests that PE ratios and stock prices can rise a lot.

We are stock pickers rather than economists, and we are now seeing what we believe to be many more excellent investment opportunities than we've seen for several years. Consequently, focusing on fear seems like a mistake and taking a longer term perspective seems to be more rational.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in this essay are those of the author and not of the Columbia Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates or other divisions of Bank of America and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Gardner, Dan, Risk, the Science and Politics of Fear, (Virgin Book Ltd, 2008), pg. 13.

2  In addition to Gardner's book on the subject of risk, I also recommend Panicology written by statisticians Simon Briscoe and Hugh Aldersey-Williams (Viking/Penguin Books, 2008).

3  Gardner, Dan, op. cit., pgs. 62-76.

4  Gardner notes that our ability to find trace chemicals has never been better. Today we have the technology to dissect the components of drinking water, for example, to the level of one part per billion—equivalent to a single grain of sugar in an Olympic-size swimming pool. While it's true that the elements in trace chemicals can cause cancer, science and testing almost never look at such trace amounts.

5  Gardner, Dan, op. cit., pg. 81.

6  Ibid, pg. 281.

7  Source: American Council on Science and Health, "ACSH Morning Dispatch," June 25, 2008.

8  The study titled, "Fact Versus Fears (Fourth Edition)" is available on the American Council on Science and Health website at www.acsh.org.

9  Bernstein, Peter L., Against the Gods, The Remarkable Story of Risk, (John Wiley & Sons, Inc., 1996).

10  Figures include the reinvestment of dividends and are pretax.

11  The price-earnings (PE) ratio reflects the price of a stock divided by earnings per share. This ratio gives investors an idea of how much they are paying for a company's earning power. In general, the higher the PE, the more investors are paying, and therefore the more earnings growth they are expecting.

12  Leuthold Weeden Institutional Research, "Perception For The Professional," August 2008, Vol. 28 No. 8.

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Wanger International Select 2008 Semiannual Report

Performance Review Wanger International Select

Christopher J. Olson
Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. For daily and month-end performance updates, please call 1-888-4-WANGER.

Wanger International Select ended the first half of 2008 down 3.57%. The Fund strongly outperformed its benchmark, the S&P/Citigroup World ex-US Cap Range $2-10B Index, which fell 10.42%.

Fund performance benefited from the strong gains in fertilizer stocks. Fertilizer prices have soared on the back of higher crop prices, which have risen due to improving diets in the developing world and a global push toward biofuels. This growing demand and limited fertilizer supply have kept prices high. Potash Corp. of Saskatchewan, Sociedad Quimica y Minera de Chile and Israel Chemicals were the Fund's top three contributors for the half year. All produce potash or other natural chemical components used in fertilizer. Gains for these holdings ranged from 47% to 137%.

Energy stocks were also strong in the Fund as oil prices and demand continued to soar. Oil production and exploration company Pacific Rubiales Energy gained 49% in the half and Dutch oilfield services provider Fugro rose over 13%. Also based in the Netherlands, SBM Offshore, a company that builds and leases offshore vessels to process and store crude oil, was up 19% year to date. A third winner from the Netherlands, Vopak, is the world's largest operator of petroleum and chemical storage terminals. The stock posted a 53% gain for the half year.

On the downside, Ibiden, a Japanese manufacturer of electronic parts and ceramics, fell 47% for the half year. The company had some production problems and is also suffering from weaker demand in its semiconductor packaging business. Austria's Zumtobel, a maker of lighting systems, fell 38% in the first half of the year as construction slowed in its European markets. Hong Kong Exchanges and Clearing and Singapore Exchange were both down more than 40% for the half as the economic downturn has raised fears that trading volumes will slow or decline.

Markets remain extremely volatile and we believe it will be some time before any sort of normality returns. In the meantime, we will continue to focus on companies that we believe have strong competitive positions, competent management and healthy balance sheets.

International investments involve greater potential risks, including less or different regulation, currency fluctuations, economic instability and political developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Investing in emerging markets may involve greater risks than investing in more developed countries.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/08

Fugro	5.8%
Potash Corp. of Saskatchewan	4.7
Israel Chemicals	4.6
Sociedad Quimica y Minera de Chile	3.1
Pacific Rubiales Energy	2.5
Ibiden	1.9
Vopak	1.6
SBM Offshore	1.2
Zumtobel	0.8
Hong Kong Exchanges and Clearing	0.7
Singapore Exchange	0.5

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

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Wanger International Select 2008 Semiannual Report

Growth of a $10,000 Investment in Wanger International Select

Total return for each period,
February 1, 1999 (inception date) through June 30, 2008

This graph compares the results of $10,000 invested in Wanger International Select on February 1, 1999 (the date the Fund began operations) through June 30, 2008, to the S&P/Citigroup World ex-US Cap Range $2-10B Index, with dividends and capital gains reinvested. Performance results reflect any fee waivers or reimbursements of Fund expenses by CWAM or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For daily and most recent month-end performance updates, please contact us at 1-888-4-WANGER.

Results to June 30, 2008

	2nd quarter	Year to date	1 year
Wanger International Select	5.47%	-3.57%	4.71%
S&P/Citigroup World ex-US Cap Range $2-10B Index	-2.73	-10.42	-12.18
MSCI EAFE Index	-2.25	-10.96	-10.61

NAV as of 6/30/08: $20.81

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 1.18%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P/Citigroup World ex-US Cap Range $2-10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States. The Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed market countries within Europe, Australia and the Far East. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Top 5 Countries

As a percentage of net assets, as of 6/30/08

United Kingdom	12.7%
Japan	12.2
Netherlands	10.6
Canada	7.3
China	5.8

Top 10 Holdings

As a percentage of net assets, as of 6/30/08

1. Fugro (Netherlands) Oilfield Services	5.8%
2. Potash Corp. of Saskatchewan (Canada) World's Largest Producer of Postash	4.7
3. Israel Chemicals (Israel) Producer of Potash, Phosphates, Bromine & Specialty Chemicals	4.6
4. SES Global (France) Satellite Broadcasting Services	3.7
5. Impala Platinum Holdings (South Africa) Platinum Group Metals Mining & Refining	3.5
6. Intertek Testing (United Kingdom) Testing, Inspection & Certification Services	3.4
7. Informa Group (United Kingdom) Global Publisher & Event Organizer	3.4
8. Diamond Offshore (United States) Contract Driller	3.2
9. Jupiter Telecommunications (Japan) Largest Cable Service Provider in Japan	3.1
10. Sociedad Quimica y Minera de Chile (Chile) Producer of Specialty Fertilizers, Lithium & Iodine	3.1

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Wanger International Select 2008 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited) June 30, 2008

Number of Shares		Value
	Common Stocks – 96.9%
	Europe – 49.1%
	United Kingdom – 12.7%
105,000	Intertek Testing Testing, Inspection & Certification Services	$2,066,345
250,000	Informa Group Global Publisher & Event Organizer	2,056,584
150,000	Smith & Nephew Medical Equipment & Supplies	1,655,227
120,000	Capita Group White Collar, Back Office Outsourcing	1,643,276
9,100	Intermediate Capital European Provider of Mezzanine Capital	245,967
		7,667,399
	Netherlands – 10.6%
40,909	Fugro Oilfield Services	3,494,200
14,500	Vopak World's Largest Operator of Petroleum & Chemical Storage Terminals	982,812
19,463	SBM Offshore Builds & Leases Offshore Vessels to Process & Store Crude Oil	718,285
33,767	Aalberts Industries Flow Control & Heat Treatment	637,974
28,000	QIAGEN (a) Life Science Company; DNA/RNA Purification	566,928
		6,400,199
	Switzerland – 5.3%
14,100	Kuehne & Nagel Freight Forwarding/Logistics	1,339,538
7,350	Synthes Products for Orthopedic Surgery	1,013,049
3,310	Swatch Group Watch & Electronics Manufacturer	827,054
		3,179,641
	Ireland – 4.1%
245,600	United Drug Irish Pharmaceutical Wholesaler & Outsourcer	1,364,998
45,000	IAWS Group Baked Goods	1,126,520
		2,491,518

Number of Shares		Value
	Germany – 3.8%
55,000	Rhoen-Klinikum Health Care Services	$1,746,617
8,250	Wincor Nixdorf Retail POS Systems & ATM Machines	574,384
		2,321,001
	France – 3.7%
88,900	SES Global Satellite Broadcasting Services	2,253,496
	Sweden – 3.2%
90,000	Hexagon Measurement Equipment & Polymers	1,643,849
139,000	Niscayah Commercial Security Installation & Service	302,352
		1,946,201
	Greece – 2.5%
87,000	Intralot Lottery & Gaming Systems & Services	1,493,052
	Spain – 1.3%
12,000	Red Electrica de Espana Spanish Power Grid	781,243
	Denmark – 1.1%
7,000	Novozymes Industrial Enzymes	632,521
	Austria – 0.8%
20,900	Zumtobel Lighting Systems	477,137
	Total Europe	29,643,408
	Other Countries – 23.9%
	Canada – 7.3%
12,500	Potash Corp. of Saskatchewan World's Largest Producer of Potash	2,857,125
92,050	Pacific Rubiales Energy (a)(b)	1,200,225
46,025	Pacific Rubiales Energy – Warrants (a)(b)	315,025
450	Pacific Rubiales Energy (a) Oil Production & Exploration in Columbia	5,927
		4,378,302

See accompanying notes to financial statements.
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Wanger International Select 2008 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited) June 30, 2008

Number of Shares		Value
	South Africa – 5.5%
54,000	Impala Platinum Holdings Platinum Group Metals Mining & Refining	$2,131,035
55,000	Naspers Media & Education in Africa & other Emerging Markets	1,201,149
		3,332,184
	United States – 5.0%
14,000	Diamond Offshore Contract Driller	1,947,960
11,500	Cephalon (a) Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology	766,935
34,000	Synthesis Energy Systems (a) Owner/Operator of Gasification Plants	306,000
		3,020,895
	Israel – 4.6%
120,000	Israel Chemicals Producer of Potash, Phosphates, Bromine, & Specialty Chemicals	2,796,117
	Australia – 1.5%
158,667	Sino Gold (a) Gold Mining in The People's Republic of China	886,778
	Total Other Countries	14,414,276
	Asia – 20.8%
	Japan – 12.2%
2,450	Jupiter Telecommunications Largest Cable Service Provider in Japan	1,898,903
173,000	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	1,197,485
2,000	Nintendo Entertainment Software & Hardware	1,128,220
31,000	Ibiden Electronic Parts & Ceramics	1,126,901
38,000	Hoya Opto-electrical Components & Eyeglass Lenses	878,561
54,000	Asics Footwear & Apparel	588,897
20,000	Hitachi Construction Machinery Construction Machinery	560,343
		7,379,310

Number of Shares		Value
	China – 5.8%
2,550,000	Lenovo Group Third Largest PC Vendor Globally	$1,726,763
507,000	China Shipping Development China's Dominant Shipper for Oil & Coal	1,521,536
2,479,700	RexCapital Finance (a) Chinese Lottery	248,058
		3,496,357
	Hong Kong – 1.2%
27,000	Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator	394,754
1,200,000	Nagacorp Monopoly Casino in Central Cambodia	323,191
		717,945
	Korea – 1.0%
20,000	Woongjin Coway South Korean Household Appliance Rental Service Provider	586,970
	Singapore – 0.6%
65,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	330,124
27,500	OLAM Agriculture Supply Chain Manager	49,116
		379,240
	Total Asia	12,559,822
	Latin America – 3.1%
	Chile – 3.1%
40,000	Sociedad Quimica y Minera de Chile – ADR Producer of Specialty Fertilizers, Lithium & Iodine	1,864,000
	Total Latin America	1,864,000
Total Common Stocks (Cost: $44,503,029) – 96.9%		58,481,506

See accompanying notes to financial statements.
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Wanger International Select 2008 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited) June 30, 2008

Principal Amount		Value
Short Term-Obligation – 1.3%
$788,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 06/30/08, due 07/01/08 at 1.80%, collateralized by a U.S. Treasury Obligation maturing 05/15/09, market value $806,588 (repurchase proceeds $788,039)	$788,000
Total Short-Term Obligation (Cost: $788,000)		788,000
Total Investments (Cost: $45,291,029) – 98.2% (c)(d)		59,269,506
Cash and Other Assets Less Liabilities – 1.8%		1,074,617
Total Net Assets – 100.0%		60,344,123

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the Board of Trustees. At June 30, 2008, these securities amounted to $1,515,250 which represents 2.51% of total net assets. Additional information on these securities is as follows:

Acquisition Security	Shares Dates	Par	Cost	Value
Pacific Rubiales Energy	7/12/2007	92,050	$369,594	$1,200,225
Pacific Rubiales Energy – Warrants	7/12/2007	46,025	78,779	315,025
			$448,373	$1,515,250

(c)  At June 30, 2008, for federal income tax purposes cost of investments was $45,291,029 and net unrealized appreciation was $13,978,477 consisting of gross unrealized appreciation of $16,388,281 and gross unrealized depreciation of $2,409,804.

(d)  On June 30, 2008, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Net Assets
Euro	$16,217,646	26.9
U.S. Dollar	8,530,020	14.1
British Pound	7,667,399	12.7
Japanese Yen	7,379,310	12.2
Hong Kong Dollar	4,214,302	7.0
South African Rand	3,332,184	5.5
Swiss Franc	3,179,641	5.3
Other currencies less than 5% of total net assets	8,749,004	14.5
Cash and other assets less liabilities	1,074,617	1.8
	$60,344,123	100.0

ADR = American Depositary Receipts

See accompanying notes to financial statements.
8

Wanger International Select 2008 Semiannual Report

Wanger International Select

Portfolio Diversification (Unaudited) June 30, 2008

At June 30, 2008, the Fund's portfolio investments as a percent of net assets was diversified as follows:

	Value	Percent
Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$6,490,123	10.8%
Conglomerates	3,408,724	5.7
Other Industrial Services	3,405,883	5.6
Outsourcing Services	1,994,744	3.3
Machinery	560,343	0.9
Electrical Components	477,137	0.8
	16,336,954	27.1
Energy & Minerals
Oil Services	6,160,444	10.2
Mining	5,874,938	9.8
Oil & Gas Producers	1,521,177	2.5
Oil Refining, Marketing & Distribution	982,812	1.6
Alternative Energy	306,000	0.5
	14,845,371	24.6
Information
Computer Hardware & Related Equipment	2,301,146	3.8
Satellite Broadcasting & Services	2,253,496	3.7
Publishing	2,056,585	3.4
CATV	1,898,903	3.2
TV Broadcasting	1,201,149	2.0
Consumer Software	1,128,220	1.9
Semiconductors & Related Equipment	878,561	1.4
Financial Processors	724,878	1.2
	12,442,938	20.6

	Value	Percent
Health Care
Medical Equipment & Devices	$2,668,276	4.4%
Pharmaceuticals	2,131,934	3.5
Health Care Services	1,746,617	2.9
Medical Supplies	566,928	1.0
	7,113,755	11.8
Consumer Goods & Services
Casinos & Gaming	2,064,300	3.4
Food & Beverage	1,126,520	1.8
Other Durable Goods	827,054	1.4
Leisure Products	588,897	1.0
Other Consumer Services	586,970	1.0
	5,193,741	8.6
Other Industries
Transportation	1,521,536	2.5
Regulated Utilities	781,243	1.3
	2,302,779	3.8
Finance
Finance Companies	245,968	0.4
	245,968	0.4
Total Common Stocks	58,481,506	96.9
Short-Term Obligation	788,000	1.3
Total Investments	59,269,506	98.2
Cash and Other Assets Less Liabilities	1,074,617	1.8
Net Assets	$60,344,123	100.0%

See accompanying notes to financial statements.
9

Wanger International Select 2008 Semiannual Report

Statement of Assets and Liabilities
June 30, 2008 (Unaudited)

Assets:
Investments, at cost	$45,291,029
Investments, at value	$59,269,506
Cash	508
Foreign currency (cost of $1,729,917)	1,721,956
Receivable for:
Investments sold	70,572
Interest	40
Dividends	20,254
Foreign tax reclaims	18,389
Other assets	3,088
Total Assets	61,104,313
Liabilities:
Payable for:
Investments purchased	183,105
Fund shares repurchased	479,853
Investment advisory fee	48,307
Administration fee	2,569
Transfer agent fee	11
Trustees' fees	421
Audit fee	15,622
Custody fee	7,700
Reports to shareholders	15,343
Trustees' deferred compensation plan	7,259
Total Liabilities	760,190
Net Assets	$60,344,123
Composition of Net Assets:
Paid-in capital	$45,674,109
Undistributed net investment income	459,203
Accumulated net realized gain	238,724
Net unrealized appreciation (depreciation) on:
Investments	13,978,477
Foreign currency translations	(6,390)
Net Assets	$60,344,123
Fund Shares Outstanding	2,900,166
Net asset value, offering price and redemption price per share	$20.81

Statement of Operations
For the Six Months Ended June 30, 2008 (Unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $57,518)	$809,427
Interest	28,269
Total Investment Income	837,696
Expenses:
Investment advisory fee	297,387
Administration fee	15,818
Transfer agent fee	73
Reports to shareholders	14,172
Trustees' fees	4,333
Custody fee	24,959
Chief compliance officer expenses (See Note 4)	810
Other expenses (See Note 5)	19,965
Total Expenses	377,517
Custody earnings credit	(74)
Net Expenses	377,443
Net Investment Income	460,253
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	319,720
Foreign currency transactions	(48,501)
Net realized gain	271,219
Net change in unrealized depreciation on:
Investments	(3,767,431)
Foreign currency translations	(7,674)
Net change in unrealized depreciation	(3,775,105)
Net Loss	(3,503,886)
Net Decrease in Net Assets from Operations	$(3,043,633)

See accompanying notes to financial statements.
10

Wanger International Select 2008 Semiannual Report

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2008	Year Ended December 31, 2007
Operations:
Net investment income	$460,253	$256,588
Net realized gain on investments and foreign currency transactions	271,219	14,866,303
Net change in unrealized depreciation on investments and foreign currency translations	(3,775,105)	(1,765,746)
Net Increase (Decrease) in Net Assets from Operations	(3,043,633)	13,357,145
Distributions to Shareholders:
From net investment income	(215,563)	(491,093)
From net realized gains	(14,461,904)	(7,887,030)
Total Distributions to Shareholders	(14,677,467)	(8,378,123)
Share Transactions:
Subscriptions	2,531,213	13,254,652
Distributions reinvested	14,677,467	8,378,123
Redemptions	(12,627,982)	(15,721,645)
Net Increase from Share Transactions	4,580,698	5,911,130
Total Increase (Decrease) in Net Assets	(13,140,402)	10,890,152
Net Assets:
Beginning of period	73,484,525	62,594,373
End of period	$60,344,123	$73,484,525
Undistributed net investment income at end of period	$459,203	$214,513

See accompanying notes to financial statements.
11

Wanger International Select 2008 Semiannual Report

Financial Highlights

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2008		2007	2006	2005		2004	2003
Net Asset Value, Beginning of Period	$28.07		$26.62	$19.63	$17.19		$13.87	$9.86
Income from Investment Operations:
Net investment income (a)	0.16		0.10	0.11	0.13		0.04	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.46)		4.92	6.94	2.66		3.33	4.01
Total from Investment Operations	(1.30)		5.02	7.05	2.79		3.37	4.05
Less Distributions to Shareholders:
From net investment income	(0.09)		(0.21)	(0.06)	(0.35)		(0.05)	(0.04)
From net realized gains	(5.87)		(3.36)	—	—		—	—
Total Distributions to Shareholders	(5.96)		(3.57)	(0.06)	(0.35)		(0.05)	(0.04)
Net Asset Value, End of Period	$20.81		$28.07	$26.62	$19.63		$17.19	$13.87
Total Return (b)	(3.57	)%(c)	21.78%	36.00%	16.43	%(d)	24.34%	41.24	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.19	%(f)	1.18%	1.19%	1.32%		1.43%	1.45%
Net investment income (e)	1.46	%(f)	0.37%	0.47%	0.76%		0.29%	0.39%
Waiver	—		—	—	0.00	%(g)	—	0.09%
Portfolio turnover rate	25	%(c)	69%	61%	48%		71%	59%
Net assets, end of period (000's)	$60,344		$73,485	$62,594	$44,026		$35,232	$26,928

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Not annualized.

(d)  Had the investment advisor not waived a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See accompanying notes to financial statements.
12

Wanger International Select 2008 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger International Select (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. A short-term debt obligation having a maturity of 60 days or less from the valuation date is valued at amortized cost, which approximates fair value. A security for which a market quotation is not readily available and any other assets are valued in accordance with procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standard No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of June 30, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$7,747,947	$—
Level 2—Other Significant Observable Inputs	$51,521,559	—
Level 3—Significant Unobservable Inputs	—	—
Total	$59,269,506	$—

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party pricing service may be employed for purposes of fair market valuation.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's custodian determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

In March 2008, Statement of Financial Accounting Standards No. 161 ("SFAS 161"), Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the

13

Wanger International Select 2008 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains realized in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2007 was as follows:

Distributions paid from:
Ordinary Income*	$1,250,481
Long-Term Capital Gains	7,127,642

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.  Transactions With Affiliates

Columbia Wanger Asset Management, L.P., ("CWAM") is a wholly owned subsidiary of Columbia Management Group, LLC ("Columbia Management"), which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment advisory agreement, management fees are accrued daily based on the Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.89%

For the six months ended June 30, 2008, the Fund's annualized effective investment advisory fee rate was 0.94% of average daily net assets.

Through April 30, 2009, CWAM will reimburse the Fund to the extent that ordinary operating expenses (including custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, exceed an annual percentage of 1.45% of average daily net assets. There was no reimbursement for the six months ended June 30, 2008.

CWAM provides administrative services and receives an administration fee from the Fund. Effective August 1, 2008, CWAM will provide administrative services and receive an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $4 billion	0.050%
$4 billion to $6 billion	0.040%
$6 billion to $8 billion	0.030%
$8 billion and over	0.020%

Prior to August 1, 2008, fees were accrued daily and paid monthly to CWAM at the annual rate of 0.05%. For the six months ended June 30, 2008, the Fund's annualized effective administration fee rate was 0.05% of average daily net assets.

CWAM has delegated to Columbia Management the responsibility for certain administrative services.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

14

Wanger International Select 2008 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

Columbia Management Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation from the Fund for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. . The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

During the six months ended June 30, 2008, the Fund had no purchases or sales transactions with funds or other accounts that have a common investment advisor.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the six months ended June 30, 2008.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Six months ended June 30, 2008	Year ended December 31, 2007
Shares sold	112,020	497,815
Shares issued in reinvestment of dividend distributions	740,912	363,318
Less shares redeemed	(570,604)	(595,024)
Net increase in shares outstanding	282,328	266,109

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2008 were $15,452,534 and $23,101,152, respectively.

8.  Legal Proceedings

CWAM, Columbia Acorn Trust, (another mutual fund family advised by CWAM), and the trustees of Colombia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that Columbia Acorn Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value (NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

CWAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that CWAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges CWAM and the Trustees of the Columbia Acorn Trust, along with certain affiliated entities and individuals, breached certain common law duties and federal laws.

On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the federal district court. The settlement, approved by the federal district court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' advisor and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

The Trust and CWAM intend to defend these suits vigorously.

As a result of these matters, or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Columbia Acorn fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Acorn funds. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the funds.

15

Wanger International Select 2008 Semiannual Report

Excerpt from:

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

May 2008

16

Wanger International Select 2008 Semiannual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the second year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn funds," "WAT funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the advisor to the Funds, has proposed that the Trusts continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2007 Evaluation

This is the third annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years. Last year's evaluation is referred to here as the "2007 Study."

Process and Independence

The objectives of the Order are to insure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, advisor profitability, and other information. The Board evaluated this information thoroughly. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the advisor.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in the 2007 Study. The Contract Committee gave particular emphasis to the issue of whether economies of scale were appropriately reflected in the Funds' fee schedules. The Board accepted and implemented several of the recommendations in this area contained in the 2007 Study.

17

Wanger International Select 2008 Semiannual Report

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisors. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels, as modified thereafter, in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic WAT Funds generally have achieved good to outstanding performance over the past five years. Wanger Select has, however, suffered a precipitous decline in ranking relative to its peers for the past year, and this trend merits the Trustees' continued attention. The international WAT Funds have relatively weaker relative long term records than do the domestic funds. All the WAT Funds, however, outperform their benchmarks, expose shareholders to less risk than competitors and achieve positive "alpha," a recognized measure of the added value of an investment manager.

2.  Management Fees relative to Peers. Management fees vary by WAT Fund, but, in general, the WAT Funds impose higher fees than competing funds. Wanger Select and Wanger USA in particular were ranked by both Lipper and Morningstar at or below the median, and therefore impose higher fees than do the majority of their competitors.

3.  Administrative Fees. The WAT Funds' administrative fees appear competitive in relation to their peers, and CWAM provides excellent administrative support for all the WAT Funds. There are clear advantages to retaining the advisor and its affiliates to perform these services. However, while economies of scale exist above current asset levels, the WAT Funds' administrative fee schedule provides no breakpoints.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the WAT Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and have increased dramatically in the past year. CWAM's affiliates report operating losses and therefore do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the WAT Funds.

6.  Profit Margins. CWAM's pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the WAT Funds get larger. The Board has recently imposed additional breakpoints for some of the WAT Funds that will result in greater sharing of economies of scale.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Funds. Several areas merit comment.

  a.  Capacity. The WAT Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

9.  Process. In my opinion, the process of negotiating an advisory contract for the WAT Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of Fund shareholders.

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Wanger International Select 2008 Semiannual Report

Recommendations

I believe the Trustees should:

1.  Consider the addition of breakpoints to the WAT administrative fee contract to reflect the economies of scale present in performing these services, and, in fashioning those breakpoints, to consider the efficiencies achieved by CWAM by supporting both Trusts with the same staff performing largely identical tasks.

2.  Focus their review on the WAT Funds' management fee levels in relation to their peers, in particular the fees paid by Wanger USA and Wanger Select.

3.  Monitor Wanger Select to ensure that its long term performance is sustained.

Robert P. Scales
May 27, 2008

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Wanger International Select 2008 Semiannual Report

Columbia Wanger Funds

Trustees

Robert E. Nason
Chairman of the Board

Allan B. Muchin
Vice Chairman of the Board

Laura M. Born
Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
Jerome Kahn, Jr.
Steven N. Kaplan
David C. Kleinman
Charles P. McQuaid
James A. Star
Ralph Wanger
John A. Wing

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Michael G. Clarke
Assistant Treasurer

Jeffrey R. Coleman
Assistant Treasurer

J. Kevin Connaughton
Assistant Treasurer

P. Zachary Egan
Vice President

Peter T. Fariel
Assistant Secretary

John M. Kunka
Assistant Treasurer

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel

Linda K. Roth-Wiszowaty
Assistant Secretary

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Advisor

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330.

20

Columbia Wanger Funds

0L2568S

SHC-44/155063-0608 08/55096

Wanger International

(formerly Wanger International Small Cap)

2008 Semiannual Report

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

  Wanger International

  2008 Semiannual Report

1	Understanding Your Expenses

2	Perceptions of Risk

4	Performance Review

6	Statement of Investments

14	Statement of Assets and Liabilities

14	Statement of Operations

15	Statement of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

20	Management Fee Evaluation of the Senior Officer

Columbia Wanger Asset Management, L.P. ("CWAM") is one of the leading global small- and mid-cap equity managers in the United States with more than 37 years of small- and mid-cap investment experience. As of June 30, 2008, CWAM manages $32.2 billion in assets and is the investment advisor to Wanger USA, Wanger International, Wanger Select, Wanger International Select (together, the "Wanger Advisors Trust Funds") and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The Wanger Advisors Trust Funds and the Columbia Acorn Family of Funds (together with other funds advised by Columbia Management affiliates, the "Columbia Funds") are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. CWAM is an SEC-registered investment advisor and indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Please consider the investment objectives, risks, charges and expenses for the Fund carefully before investing. Contact 1-888-4-WANGER for a prospectus, which contains this and other important information about the Fund. You should read it carefully before you invest.

The views expressed in "Perceptions of Risk" and in the Performance Review reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger International 2008 Semiannual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2008 – June 30, 2008

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International	1,000.00	1,000.00	906.61	1,019.99	4.65	4.92	0.98

*For the six months ended June 30, 2008.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

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Wanger International 2008 Semiannual Report

Perceptions of Risk

Most people tend to calibrate risk poorly. We overestimate the likelihood of being harmed by the things that make the evening news and underestimate those that don't. In a survey, people estimated that the chance of death by accident matched the chance of death by disease. In fact, disease causes 17-times more deaths than accidents.1

Dan Gardner's, Risk, The Science and Politics of Fear,2 explains why our views and actions are often so distorted. It seems our perceptions are most influenced by preconceived notions, reinforced by recent information. Accidents are newsworthy, as are catastrophes. If fatalities occur in large numbers in a single event—instead of in small numbers dispersed over time—our perception of risk rises.3

Besides catastrophes, it won't shock too many parents to learn that we tend to worry a lot about our children. Other things that we can't control, like airplane flights, can be worrisome, while things that we can control, such as automobiles, evoke less fear despite higher risks. Things that we don't understand such as trace chemicals,4 and other man-made risks like nuclear power, are also feared. Many people worry about radiation from cell phones, while ignoring the real hazard of driving while using cell phones. Many non-headline risks caused by nature, such as radon gas, which kills an estimated 41,000 people a year in the U.S. and Europe,5 tend to be downplayed.

Gardner notes that we are living longer in the safest era ever known to mankind. Horrible diseases like smallpox have been eliminated while others have been drastically curtailed. Childhood mortality has especially plunged and accident rates are also down.

Fear Mongering Profiteers

So who is putting the scary thoughts into our heads? The media is an obvious culprit because sensational stories sell newspapers and increase viewership. Companies trying to sell certain health care products or security services and devices also find fear mongering to be profitable. The number of companies lobbying homeland security officials rose from 15 in 2001 to 861 in 2004 as fears of terrorist attacks swelled.6 Trial lawyers reaping the rewards of questionable lawsuits, politicians pandering for votes and special interest groups seeking funding also try to keep people scared.

Fear can end up increasing risks. People need to remember the classic definition of risk: probability times consequences. Avoiding immunizations or weight loss treatments due to possible side effects can be ill advised. Diabetes, a disease linked to obesity, has been diagnosed in 24 million Americans. That's eight percent of the total population.7

The American Council on Science and Health is dedicated to separating real health risks from unfounded health scares, tracking health scares reported by the press and debunking them. Among the top scares in 2007 were allegations that lipstick, fluoridated water, roses and water bottles are hazardous. Among the top scares of all time were cranberries (1959), DDT (1962), cyclamates (1969), Alar (1989), cellular phone radiation (1993) and trace PCBs in farmed salmon (2003).8 Fumes from new shower curtains may make the list this year!

Rational Understanding of Risk

Peter L. Bernstein's, Against The Gods, The Remarkable Story of Risk,9 is a fascinating review of mankind's history of approaching risk, and how to understand, measure and deal with it. He reviews the advances in probability theory, which enabled the creation of insurance and, in turn, facilitated trade and investment. He states that managing risks depends on the use of three assumptions originated by Jacob Bernoulli around the year 1700: full information, independent trials and relevance of quantitative valuation.

Bernstein explores additional progress in risk management, particularly in investing. Diversification may reduce risk. However, some quantitative techniques for investing have failed. "Portfolio insurance," a quantitative approach to reduce equity holdings in market declines via the purchase of put options, intensified the market collapse of 1987. Subsequent to the book's publication, numerous quant managers have claimed that "six sigma" events (one in a million chance of occurring) caused huge losses in their funds. These failures occurred because the investment models violated Bernoulli's "independent trials" assumption stated above. Stock price movements may look independent, until numerous people attempt the same strategies or until human emotions result in lots of investors reacting in similar manners.

Stock Market Risks

Sentiment in the stock market seems to gyrate between greed and fear, creating bull and bear markets. Because the S&P 500 Index has fallen more than 20% from its peak, a bear market has been proclaimed. This suggests that the market is currently focusing on fear.

I recall a long-ago brokerage firm ad listing people's fears each year for decades. The list likely included events like the Cuban Missile Crisis and Three Mile Island. It noted that there seemed to be a reason to avoid investing in stocks each year. But starting with $1,000 50 years ago, an investment in the S&P 500 would have resulted in $140,364 as of June 30, 2008, vs. $13,619 if invested in super safe treasury bills. Meanwhile, inflation would require $7,535 to buy in 2008 what $1,000 bought in 1958.10 This example suggests that staying out of stocks would have been a very bad decision.

Market strategist Steve Leuthold provides lots of data and perspectives. Based on his estimate of "operating" (recurring) earnings, the S&P 500 at its July 11, 2008, close of 1,239 was selling at about 14.5-times earnings.

2

Wanger International 2008 Semiannual Report

That multiple matched the depths of the 2002-2003 bear market and was below the market's average price-earnings (PE) ratio11 of 16.5-times, calculated since 1926. Leuthold notes that market price-earnings ratios vary a lot, and that inflation is a major driver of PE ratios. When inflation has varied between zero and 5%, PE ratios averaged 18- to 19-times. When inflation has been between 5% and 7%, PE ratios averaged 13.8-times, and when inflation was 7% or more, PE ratios averaged 11.4-times.12

Inflation has been boosted by fuel and food prices, and the Consumer Price Index recently spiked up to a 5% year-over-year gain. Some are concerned that we may be returning to a period of big government and stagflation. Future inflation is indeed unpredictable, but continued surges in fuel and food prices from current lofty levels seem unlikely. Low unit labor cost increases, continued globalization and the continued success of capitalism all suggest that inflation may slow. If inflation does slow, Leuthold's data suggests that PE ratios and stock prices can rise a lot.

We are stock pickers rather than economists, and we are now seeing what we believe to be many more excellent investment opportunities than we've seen for several years. Consequently, focusing on fear seems like a mistake and taking a longer term perspective seems to be more rational.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in this essay are those of the author and not of the Columbia Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates or other divisions of Bank of America and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Gardner, Dan, Risk, the Science and Politics of Fear, (Virgin Book Ltd, 2008), pg. 13.

2  In addition to Gardner's book on the subject of risk, I also recommend Panicology written by statisticians Simon Briscoe and Hugh Aldersey-Williams (Viking/Penguin Books, 2008).

3  Gardner, Dan, op. cit., pgs. 62-76.

4  Gardner notes that our ability to find trace chemicals has never been better. Today we have the technology to dissect the components of drinking water, for example, to the level of one part per billion—equivalent to a single grain of sugar in an Olympic-size swimming pool. While it's true that the elements in trace chemicals can cause cancer, science and testing almost never look at such trace amounts.

5  Gardner, Dan, op. cit., pg. 81.

6  Ibid, pg. 281.

7  Source: American Council on Science and Health, "ACSH Morning Dispatch," June 25, 2008.

8  The study titled, "Fact Versus Fears (Fourth Edition)" is available on the American Council on Science and Health website at www.acsh.org.

9  Bernstein, Peter L., Against the Gods, The Remarkable Story of Risk, (John Wiley & Sons, Inc., 1996).

10  Figures include the reinvestment of dividends and are pretax.

11  The price-earnings (PE) ratio reflects the price of a stock divided by earnings per share. This ratio gives investors an idea of how much they are paying for a company's earning power. In general, the higher the PE, the more investors are paying, and therefore the more earnings growth they are expecting.

12  Leuthold Weeden Institutional Research, "Perception For The Professional," August 2008, Vol. 28 No. 8.

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Wanger International 2008 Semiannual Report

Performance Review Wanger International*

Louis J. Mendes III Co-Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. For daily and month-end performance updates, please call 1-888-4-WANGER.

Wanger International fell 9.34% in first half of 2008, holding up somewhat better than the 11.68% drop of the Fund's new primary benchmark, the S&P/Citigroup Global ex-US Cap Range $500M-$5B Index.† The Fund also outperformed the large-cap MSCI EAFE Index, which fell 10.96% in the half.

Wanger International has maintained a modest overweight in energy-related stocks for several years, with an emphasis on service companies that provide equipment and technology to the major oil companies. Many of these service providers have enjoyed strong volume growth and pricing power as exploration, drilling and pipeline projects have proliferated and grown more complex amidst higher energy prices. Atwood Oceanics, FMC Technologies, Expro International Group and Fugro have been beneficiaries of this growth, posting gains ranging from 14% to 54% in the half. Expro was acquired by a private equity fund shortly before the close of the period.

Basic materials stocks generated a modest positive return for the Fund. Sociedad Quimica y Minera de Chile was up 139% for the half as fertilizer prices nearly tripled over the last year. Impala Platinum Holdings and Randgold Resources gained 16% and 24%, respectively, as inflation fears boosted prices of precious metals.

Taiwan's Formosa International Hotels, a manager of local hotels that is expanding into China, rose 115% in the first half of the year. Recent political elections have given hope that more openness with China will stimulate Chinese tourism and investment on the island. Similarly, President Chain Store, the local 7-11 franchise operator in Taiwan, gained 33%.

Early last year, Wanger International reduced exposure to financial services stocks, particularly in the United Kingdom. The Fund's remaining financial holdings were dominated by a handful of publicly traded stock exchanges and particularly by exchanges in Asia and Latin America experiencing high trading and new listing activity. After posting generally great returns last year, these trading platform businesses suffered a sharp sell-off in the half as investors soured on emerging markets. Hong Kong Exchanges and Clearing and the Singapore Exchange declined 46% and 44%, respectively. Outside the financials sector, Ibiden, a Japanese manufacturer of electronic parts and ceramics, fell 47% in the half due to production issues and weaker demand for its semiconductor packaging.

The potential sources of anxiety in global markets are many. High input prices are stressing profitability in some areas. While this sort of disruption can represent a threat, it can also open up spaces for agile companies to gain traction with products and services better suited to the changed operating environment, as the energy service companies described above have done. It is on these sorts of situations that we, as longer-term investors, focus our research efforts. We are also somewhat encouraged by valuations, which in many cases appear to reflect overly pessimistic scenarios.

*Effective June 1, 2008, Wanger International Small Cap was renamed Wanger International.

†The Fund changed its primary benchmark effective January 1, 2008, because the advisor believes the S&P/Citigroup Global ex-US Cap Range $500M-$5B Index is more consistent with the market capitalization range of the companies in which the Fund invests.

International investments involve greater potential risks, including less or different regulation, currency fluctuations, economic instability and political developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Investing in emerging markets may involve great risks than investing in more developed countries.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/08

Fugro	2.6%
Atwood Oceanics	1.6
Sociedad Quimica y Minera de Chile	1.4
Impala Platinum Holdings	1.3
Singapore Exchange	1.0
Hong Kong Exchanges and Clearing	0.8
Formosa International Hotels	0.7
Randgold Resources	0.7
FMC Technologies	0.7
Ibiden	0.6
President Chain Store	0.4
Expro International Group	0.2

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

4

Wanger International 2008 Semiannual Report

Growth of a $10,000 Investment in
Wanger International

Total return for each period,
May 3, 1995 (inception date) through June 30, 2008

This graph compares the results of $10,000 invested in Wanger International on May 3, 1995 (the date the Fund began operations) through June 30, 2008, to the S&P/Citigroup Global ex-US Cap Range $500M-$5B Index and the S&P/Citigroup EMI Global ex-US Index, with dividends and capital gains reinvested. Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For daily and most recent month-end performance updates, please contact us at 1-888-4-WANGER.

Results to June 30, 2008

	2nd quarter	Year to date	1 year
Wanger International	-1.82%	-9.34%	-7.79%
S&P/Citigroup Global ex-US Cap Range $500M-$5B Index†	-4.05	-11.68	-11.29
S&P/Citigroup EMI Global ex-US Index	-3.31	-11.16	-13.08
MSCI EAFE Index	-2.25	-10.96	-10.61

NAV as of 6/30/08: $34.48

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 0.98%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

†The Fund changed its primary benchmark effective January 1, 2008, because the advisor believes the S&P/Citigroup Global ex-US Cap Range $500M-$5B Index is more consistent with the market capitalization range of the companies in which the Fund invests.

The S&P/Citigroup Global ex-US Cap Range $500M-$5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States. The S&P/Citigroup EMI Global ex-US Index is an unmanaged index consisting of the bottom 20% of institutionally investable capital of developed and emerging countries, outside the United States. The Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australia and the Far East. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Top 5 Countries

As a percentage of net assets, as of 6/30/08

Japan	16.1%
Netherlands	8.7
United Kingdom	7.6
France	6.0
Germany	5.7

Top 10 Holdings

As a percentage of net assets, as of 6/30/08

1. Fugro (Netherlands) Oilfield Services	2.6%
2. Suzano (Brazil) Brazilian Pulp & Paper Producer	1.9
3. Atwood Oceanics (United States) Offshore Drilling Contractor	1.6
4. ShawCor (Canada) Oil & Gas Pipeline Products	1.5
5. Sociedad Quimica y Minera de Chile (Chile) Producer of Specialty Fertilizers, Lithium & Iodine	1.4
6. Impala Platinum Holdings (South Africa) Platinum Group Metals Mining & Refining	1.3
7. Hexagon (Sweden) Measurement Equipment & Polymers	1.3
8. SWECO (Sweden) Engineering Consultants	1.2
9. Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.1
10. Intralot (Greece) Lottery & Gaming Systems & Services	1.1

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Wanger International 2008 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2008

Number of Shares		Value
	Common Stocks – 96.7%
	Europe – 45.2%
	Netherlands – 8.7%
457,866	Fugro Oilfield Services	$39,108,153
603,000	Imtech Engineering & Technical Services	14,174,452
361,666	Koninklijke TenCate Advanced Textiles & Industrial Fabrics	12,908,874
622,600	Aalberts Industries Flow Control & Heat Treatment	11,763,039
117,095	Smit Internationale Harbor & Offshore Towage & Marine Services	11,430,342
410,000	Unit 4 Agresso Business & Security Software	10,276,757
125,000	Vopak World's Largest Operator of Petroleum & Chemical Storage Terminals	8,472,515
311,000	Arcadis Engineering Consultant	7,051,022
153,658	SBM Offshore Builds & Leases Offshore Vessels to Process & Store Crude Oil	5,670,769
250,000	QIAGEN (a) Life Science Company; DNA/RNA Purification	5,061,860
435,606	Wavin Largest European Plastic Pipe Systems Company	3,607,520
		129,525,303
	United Kingdom – 7.6%
650,000	Intertek Testing Testing, Inspection & Certification Services	12,791,657
2,300,000	Charles Taylor (b) Insurance Services	11,086,634
215,000	Randgold Resources – ADR Gold Mining in Western Africa	9,928,700
895,000	Smith & Nephew Medical Equipment & Supplies	9,876,187
1,200,000	Informa Group Global Publisher & Event Organizer	9,871,605
1,290,100	RPS Group Environmental Consulting & Planning	7,696,206
345,000	Rotork Valve Actuators for Oil & Water Pipelines	7,538,453

Number of Shares		Value
1,035,000	Northgate Light Commercial Vehicle Rental Specialist	$7,277,321
500,000	Capita Group White Collar, Back Office Outsourcing	6,846,982
2,000,000	Begbies Traynor Financial Restructuring & Corporate Recovery Services	6,353,999
1,100,000	Detica UK IT Services Company	5,811,718
987,000	Taylor Nelson Sofres Market Research	4,565,931
230,000	Tullow Oil Oil & Gas Producer	4,375,097
109,000	Expro International Group Offshore Oilfield Services	3,471,614
270,000	Keller Group International Ground Engineering Specialist	3,361,246
90,405	Intermediate Capital European Provider of Mezzanine Capital	2,443,593
		113,296,943
	France – 6.0%
559,400	SES Global Satellite Broadcasting Services	14,180,042
113,000	Rubis Tank Storage & Liquefied Petroleum Gas Supplier	9,785,213
90,000	Norbert Dentressangle Transport	8,466,611
80,000	Neopost Postage Meter Machines	8,465,509
135,200	Carbone Lorraine Advanced Industrial Materials	7,452,431
70,000	Iliad Alternative Internet & Telecoms Provider	6,804,463
100,700	April Group Insurance Policy Construction	5,896,371
72,000	Imerys Industrial Minerals Producer	5,215,716
30,000	Ciments Francais Leading French & Emerging Markets Cement Producer	4,916,538
46,000	Pierre & Vacances Vacation Apartment Lets	4,732,233

See accompanying notes to financial statements.
6

Wanger International 2008 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2008

Number of Shares		Value
	France – 6.0% (cont)
192,100	Trigano Leisure Vehicles & Camping Equipment	$4,258,525
41,000	Eurofins Scientific Food Screening & Testing	3,453,558
120,000	Meetic (a) Dating Services	2,792,446
330,000	Hi-Media (a) Leading Online Advertiser in Europe	2,244,537
		88,664,193
	Germany – 5.7%
400,000	Rhoen-Klinikum Health Care Services	12,702,671
85,000	Vossloh Rail Infrastructure & Diesel Locomotives	11,080,987
155,000	Wincor Nixdorf Retail POS Systems & ATM Machines	10,791,445
50,000	Rational Commercial Oven Manufacturer	10,084,359
101,000	Elringklinger Automobile Components	9,571,387
235,000	CTS Eventim Event Ticket Sales	9,416,398
114,000	MPC Muechmeyer Petersen Capital Alternative Asset Manager	6,003,854
205,000	Deutsche Beteiligungs Private Equity Investment Management	5,183,565
60,000	Hamburger Hafen und Logistik Terminal Operator at the Hamburg Port	4,666,673
255,000	Takkt Mail Order Retailer of Office & Warehouse Durables	4,492,618
		83,993,957
	Sweden – 3.3%
1,015,500	Hexagon Measurement Equipment & Polymers	18,548,099
1,974,000	SWECO Engineering Consultants	17,372,000
2,530,000	Niscayah Commercial Security Installation & Service	5,503,242

Number of Shares		Value
160,000	Holmen Integrated Pulp & Paper Manufacturer	$4,702,405
307,185	Hexpol (a) Formulation & Production of Polymers	2,563,084
		48,688,830
	Switzerland – 3.2%
146,000	Kuehne & Nagel Freight Forwarding/Logistics	13,870,393
74,000	Geberit Plumbing Supplies	10,902,061
6,600	Sika Chemicals for Construction & Industrial Applications	10,388,919
27,000	Burckhardt Compression Gas Compression Pumps	8,193,432
4,900	Givaudan Fragrances & Flavors	4,379,325
		47,734,130
	Finland – 2.2%
488,000	Poyry Engineering Consultants	12,677,480
255,000	Stockmann Department Stores in Finland, Baltics & Russia	9,856,457
140,000	Cargotec Cargo & Load Handling Equipment	4,873,556
450,000	Ramirent Largest Equipment Rental Company in Scandinavia & Central Eastern Europe	4,690,290
		32,097,783
	Ireland – 2.1%
500,000	IAWS Group Baked Goods	12,516,886
2,233,400	United Drug Irish Pharmaceutical Wholesaler & Outsourcer	12,412,818
190,400	Paddy Power Irish Betting Services	5,995,510
		30,925,214

See accompanying notes to financial statements.
7

Wanger International 2008 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2008

Number of Shares		Value
	Italy – 1.2%
2,742,000	CIR Italian Holding Company	$7,576,589
573,000	GranitiFiandre Innovative Stoneware	6,337,677
1,100,000	Amplifon Hearing Aid Retailer	3,013,500
170,000	Cobra Automotive (a) Electronic Car Theft Protection	1,252,633
		18,180,399
	Greece – 1.1%
910,000	Intralot Lottery & Gaming Systems & Services	15,616,980
	Austria – 1.0%
367,000	Zumtobel Lighting Systems	8,378,441
169,000	Wienerberger Bricks & Clay Roofing Tiles	7,096,413
		15,474,854
	Spain – 0.9%
120,000	Red Electrica de Espana Spanish Power Grid	7,812,426
500,000	Prisa Leading Spanish-speaking Publisher	5,353,134
		13,165,560
	Poland – 0.9%
99,000	Central European Distribution (a) Vodka Production & Alcohol Distribution	7,340,850
28,913	ING Bank Slaski Polish Universal Bank	5,630,508
		12,971,358
	Denmark – 0.4%
69,000	Novozymes Industrial Enzymes	6,234,852
	Czech Republic – 0.4%
22,400	Komercni Banka Leading Czech Universal Bank	5,238,851

Number of Shares		Value
	Russia – 0.3%
110,800	RosBusinessConsulting – ADR Financial Information, Media & IT Services in Russia	$3,767,200
	Norway – 0.2%
940,000	Kongsberg Automotive (a) Automotive Seating & Component Supplier	3,654,284
	Total Europe	669,230,691
	Asia – 33.1%
	Japan – 16.1%
2,400,000	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	16,612,516
17,500	Jupiter Telecommunications Largest Cable Service Provider in Japan	13,563,592
248,000	Ibiden Electronic Parts & Ceramics	9,015,209
920,000	Topcon Positioning & Medical Instrument	8,716,109
265,000	Aeon Mall Suburban Shopping Mall Developer, Owner & Operator	7,836,323
430,000	Yusen Air & Sea Service Airfreight Logistics	7,787,258
697,000	Asics Footwear & Apparel	7,601,130
171,000	SYSMEX In Vitro Diagnostics (IVD) Equipment & Reagent Manufacturer	6,731,459
1,100,000	Park24 Parking Lot Operator	6,661,016
256,900	Kintetsu World Express Airfreight Logistics	6,568,569
1,550	Osaka Securities Exchange Osaka Securities Exchange	6,524,933
27,000	Keyence Sensors & Measuring Devices for Automation	6,430,569
5,200	Kenedix Real Estate Investment Management	6,366,248
2,500,000	Kansai Urban Banking Regional Bank	6,286,199
375,000	Ushio Industrial Light Sources	6,127,278

See accompanying notes to financial statements.
8

Wanger International 2008 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2008

Number of Shares		Value
	Japan – 16.1% (cont)
540,000	OSG Consumable Cutting Tools	$6,102,557
394,000	FCC Auto/Motorcycle Clutches	6,062,966
800,000	Kamigumi Port Cargo Handling & Logistics	6,049,819
194,000	Unicharm PetCare Pet Food & Pet Toiletries	5,791,590
195,000	Union Tool Precision Drill Bit Manufacturer	5,674,530
49,400	Nakanishi Dental Tools & Machinery	5,322,183
1,150,000	Bank of Fukuoka Regional Bank	5,187,644
3,300	Risa Partners Non-performing Loans & Real Estate Related Investment	5,034,609
325,000	T. Hasegawa Industrial Flavors & Fragrances	4,943,024
48,000	Hirose Electric Electrical Connectors	4,818,760
71,000	USS Used Car Auctioneer	4,687,197
330,000	Suruga Bank Regional Bank	4,291,849
148,000	Point Apparel Specialty Retailer	4,237,133
200,000	Aeon Delight Facility Maintenance & Management	4,087,206
210,000	Tamron Camera Lens Maker	3,965,249
180,400	As One Scientific Supplies Distributor	3,941,498
150,000	Hamamatsu Photonics Optical Sensors for Medical & Industrial Applications	3,891,793
162,000	Glory Currency Handling Systems & Related Equipment	3,806,470
222,000	Ain Pharmaciez Dispensing Pharmacy/Drugstore Operator	3,754,881
450,000	Cosel Industrial Standard Switching Power Supply System	3,691,199
600	Fukuoka Diversified REIT in Fukuoka	3,152,988

Number of Shares		Value
1,200	Wacom Computer Graphic Illustration Devices	$2,859,161
232,000	Casio Computer Micro-consumer Electronic Goods	2,641,503
130,000	Takata Safety Related Auto Parts	2,558,742
110,000	Hoya Opto-electrical Components & Eyeglass Lenses	2,543,203
90,000	NGK Insulators Ceramic, Power & Electronics Parts	1,750,247
550	Japan Pure Chemical Precious Metal Plating Chemicals for Electronics	1,636,766
4,400	FullCast Employment Outsourcing	1,601,544
100	Nippon Building Fund Office REIT	1,177,191
107	Seven Bank ATM Processing Services	236,804
		238,328,714
	China – 5.5%
4,529,000	China Shipping Development China's Dominant Shipper for Oil & Coal	13,591,792
16,141,000	Lenovo Group Third Largest PC Vendor Globally	10,930,069
8,300,000	China Green Agricultural Grower & Processor in China	9,857,065
10,476,000	Jiangsu Expressway Chinese Toll Road Operator	8,585,288
4,310,000	Fu Ji Food & Catering Services Food Catering Service Provider in China	6,688,384
9,462,000	TPV Technology Original Design Manufacturer for LCD Monitor & Flat TV	4,926,829
6,000,000	Hopewell Highway Infrastructure Guangdong Tollroad Leading to Hong Kong & Macau	4,547,757
10,500,000	Xinyu Hengdeli A High-end Watch Retailer in China	3,945,622
7,803,000	SPG Land A Property Developer in China	3,742,758
94,000	ZhongDe Waste Technology (a) Solid Municipal Waste & Medical Waste Incinerator Manufacturer	3,732,520

See accompanying notes to financial statements.
9

Wanger International 2008 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2008

Number of Shares		Value
	China – 5.5% (cont)
5,624,300	Travelsky Technology Online Air Travel Bookings in China	$3,700,363
185,500	VisionChina Media – ADR (a) Advertising on Digital Screens in China's Mass Transit System	2,943,885
24,796,200	RexCapital Finance (a) Chinese Lottery	2,480,495
4,299,000	Sinotrans Largest Integrated Logistics Player in China	1,058,589
		80,731,416
	South Korea – 3.0%
41,360	MegaStudy Online Education Service Provider	13,095,389
342,000	Woongjin Coway South Korean Household Appliance Rental Service Provider	10,037,188
79,063	Taewoong A Player in the Niche Customized Forging Market	7,626,267
256,000	Sung Kwang Bend A Large Customized Industrial Pipe Fitting Manufacturer	7,244,013
34,800	Mirae Asset Securities Korean Largest Diversified Financial Company	3,409,971
48,000	JVM Automatic Tablet Dispensing & Packaging Systems	1,787,295
87,000	YBM Sisa.com Online Language Educator & Tester	948,138
		44,148,261
	Singapore – 2.9%
2,800,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	14,220,719
6,376,100	CDL Hospitality Trust Singapore Hotel Operator	8,248,088
13,153,600	Mapletree Logistics Asian Logistics Landlord	8,217,677
6,000,000	ComfortDelGro Taxi & Mass Transit Service	6,614,972
3,300,000	OLAM Agriculture Supply Chain Manager	5,893,940
		43,195,396

Number of Shares		Value
	Taiwan – 2.0%
582,695	Formosa International Hotels Hotel, Food & Beverage Operation & Hospitality Management Services	$11,000,041
1,986,000	President Chain Store Taiwan's Number One Convenience Chain Store Operator	6,608,441
1,933,177	Everlight Electronics Led Packager	4,993,282
2,199,138	Wah Lee Industrial Distributor of Chemicals, Materials & Equipment	4,042,826
430,000	GeoVision Taiwan PC-based Video Surveillance Player	2,422,495
		29,067,085
	Hong Kong – 1.9%
800,000	Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator	11,696,431
4,970,000	Lifestyle International Mid to High-end Department Store Operator in Hong Kong & China	6,985,950
397,500	Hong Kong Aircraft Engineering Aircraft Maintenence, Repair, Overhaul Operator	6,122,639
12,500,000	Nagacorp Monopoly Casino in Central Cambodia	3,366,572
14,500,000	Global Digital Creations (a) Digital Cinema Solution Provider/Network Operator	669,467
		28,841,059
	India – 1.3%
300,000	Housing Development Finance Indian Mortgage Lender	13,485,183
230,000	Asian Paints India's Largest Paint Company	6,147,589
		19,632,772
	Indonesia – 0.4%
4,000,000	Perusahaan Gas Negara Gas Pipeline Operator	5,639,913
	Total Asia	489,584,616

See accompanying notes to financial statements.
10

Wanger International 2008 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2008

Number of Shares		Value
	Other Countries – 11.8%
	United States – 3.3%
189,000	Atwood Oceanics (a) Offshore Drilling Contractor	$23,500,260
125,800	FMC Technologies (a) Oil & Gas Wellhead Manufacturer	9,677,794
165,000	Dresser-Rand Group (a) Largest Manufacturer of Compressors	6,451,500
180,000	BioMarin (a) Biotech Focused on Orphan Diseases	5,216,400
100,000	Tesco (a) Developing New Well Drilling Technologies	3,195,000
18,000	Bristow (a) Largest Provider of Helicopter Services to Offshore Oil & Gas Producers	890,820
440,000	Decode Genetics (a) Drugs for Heart Attack, Asthma & Vascular Disease	404,800
		49,336,574
	South Africa – 2.9%
484,000	Impala Platinum Holdings Platinum Group Metals Mining & Refining	19,100,383
518,000	Naspers Media & Education in Africa & other Emerging Markets	11,312,644
1,575,000	Uranium One (a) Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.	7,413,945
2,250,000	Mr. Price South African Retailer of Apparel, Household Goods & Sporting Goods	4,310,345
		42,137,317
	Australia – 2.6%
1,983,333	Sino Gold (a) Gold Mining in The People's Republic of China	11,084,704
1,000,000	Billabong International Action Sports Apparel Brand Manager	10,353,416
220,000	Perpetual Trustees Mutual Fund Management	9,020,318
250,000	Australian Stock Exchange Australian Equity & Derivatives Market Operator	7,525,399
		37,983,837

Number of Shares		Value
	Canada – 2.4%
630,000	ShawCor Oil & Gas Pipeline Products	$22,241,836
194,000	CCL Leading Global Label Manufacturer	5,618,142
250,000	Ivanhoe Mines (a) Copper Mine Project in Mongolia	2,709,130
445,000	UTS Energy (a) Operator of Canadian Oil Sands Mines	2,600,961
537,100	Horizon North Logistics (a) Provides Diversified Oil Service Offering in Northern Canada	1,738,188
91,100	Xtreme Coil Drilling (a) Land Driller with New Generation Drilling Technology	893,400
		35,801,657
	Kazakhstan – 0.3%
330,400	Halyk Savings Bank of Kazakhstan – GDR Largest Retail Bank in Kazakhstan	5,098,072
	New Zealand – 0.3%
1,800,000	Sky City Entertainment Casino/Entertainment Complex	4,197,921
	Total Other Countries	174,555,378
	Latin America – 6.6%
	Brazil – 4.0%
1,780,000	Suzano Brazilian Pulp & Paper Producer	28,835,756
800,000	Porto Seguro Auto & Life Insurance	9,232,113
800,000	Localiza Rent A Car Car Rental	8,832,886
600,000	Bovespa Brazil Equity & Derivative Exchange	7,448,069
500,000	Natura Cosmeticos Direct Retailer of Cosmetics	5,146,279
		59,495,103
	Chile – 1.4%
450,000	Sociedad Quimica y Minera de Chile – ADR Producer of Specialty Fertilizers, Lithium & Iodine	20,970,000

See accompanying notes to financial statements.
11

Wanger International 2008 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2008

Number of Shares or Principal Amount		Value
	Mexico – 1.2%
2,327,600	Urbi Desarrollos Urbanos (a) Affordable Housing Builder	$8,045,975
140,000	Grupo Aeroportuario del Surest – ADR Cancun & Cozumel Airport Operator	7,210,000
2,000,000	Financiera Independencia Mexican Micro-finance Lender	2,906,982
		18,162,957
	Total Latin America	98,628,060
Total Common Stocks (Cost: $1,137,562,609) – 96.7%		1,431,998,745
Short-Term Obligations – 3.4%
	Commercial Paper – 2.5%
$7,700,000	E.I. Dupont (c) 2.16% due 7/08/08	7,696,766
7,500,000	Toyota Motor Credit 1.90% due 7/01/08	7,500,000
7,400,000	Nestle Capital (c) 2.09% due 7/07/08	7,397,422
7,400,000	General Electric 2.05% due 7/09/08	7,396,629
7,300,000	Walgreen (c) 2.25% due 7/10/08	7,295,894
		37,286,711
	Repurchase Agreement – 0.9%
12,491,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 06/30/08, due 07/01/08 at 1.80%, collateralized by a U.S. Treasury Obligation, maturing 08/15/23, market value $12,744,375 (repurchase proceeds $12,491,625)	12,491,000
Total Short-Term Obligations (Cost: $49,777,711) – 3.4%		49,777,711
Total Investments (Cost: $1,187,340,320) – 100.1% (d)(e)		1,481,776,456
Cash and Other Assets Less Liabilities – (0.1)%		(919,477)
Total Net Assets – 100.0%		$1,480,856,979

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in affiliated companies during the six months ended June 30, 2008, are as follows:

Balance of Affiliates	Shares Held 12/31/2007	Purchases/ Additions	Balance of Sales/ Reductions	Shares Held 06/30/2008	Value	Dividend
Charles Taylor	2,300,000	—	—	2,300,000	$11,086,634	$381,609

The aggregate cost and value of this company at June 30, 2008, was $12,583,555 and $11,086,634, respectively. Investments in affiliate companies represent 0.7% of total net assets at June 30, 2008.

(c)  Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2008, these securities amounted to $22,390,082, which represents 1.51% of net assets.

(d)  At June 30, 2008, for federal income tax purposes cost of investments was $1,187,340,320 and net unrealized appreciation was $294,436,136 consisting of gross unrealized appreciation of $467,269,831 and gross unrealized depreciation of $172,833,695.

(e)  On June 30, 2008, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Net Assets
Euro	$431,376,763	29.1
Japanese Yen	238,328,714	16.1
U.S. Dollar	156,372,992	10.6
British Pound	103,368,243	7.0
Hong Kong Dollar	102,896,070	7.0
Other currencies less than 5% of total net assets	449,433,674	30.3
Cash and other assets less liabilities	(919,477)	(0.1)
	$1,480,856,979	100.0

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

See accompanying notes to financial statements.
12

Wanger International 2008 Semiannual Report

Wanger International

Portfolio Diversification (Unaudited) June 30, 2008

At June 30, 2008, the Fund's portfolio investments as a percent of net assets was diversified as follows:

	Value	Percent
Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$123,462,298	8.3%
Other Industrial Services	115,267,337	7.8
Machinery	80,690,131	5.4
Conglomerates	48,653,184	3.3
Outsourcing Services	33,245,669	2.2
Electrical Components	29,446,248	2.0
Construction	26,276,258	1.8
Industrial Distribution	3,941,498	0.3
Waste Management	3,732,520	0.3
	464,715,143	31.4
Consumer Goods & Services
Other Consumer Services	45,252,361	3.0
Retail	33,706,244	2.3
Casinos & Gaming	31,657,477	2.1
Food & Beverage	29,062,335	2.0
Other Entertainment	20,416,439	1.4
Apparel	20,209,873	1.4
Nondurables	16,556,012	1.1
Travel	12,533,250	0.8
Leisure Products	12,529,122	0.8
Consumer Goods Distribution	12,028,047	0.8
Consumer Electronics	11,533,581	0.8
Other Durable Goods	9,874,340	0.7
	255,359,081	17.2
Energy & Minerals
Oil Services	116,839,334	7.9
Mining	50,236,862	3.4
Agricultural Commodities	33,538,161	2.2
Oil Refining, Marketing & Distribution	23,897,642	1.6
Oil & Gas Producers	6,976,058	0.5
	231,488,057	15.6
Information
Financial Processors	25,917,151	1.8
Computer Hardware & Related Equipment	24,580,675	1.7
Publishing	15,224,739	1.0
Satellite Broadcasting & Services	14,180,042	1.0
CATV	13,563,592	0.9
Instrumentation	12,607,901	0.8
Business Information & Marketing Services	12,262,137	0.8
TV Broadcasting	11,312,644	0.8
Business Software	10,276,757	0.7
Computer Services	9,578,918	0.6
Semiconductors & Related Equipment	7,536,485	0.5
Internet Related	6,804,463	0.5
Advertising	5,188,422	0.3
Electronics Distribution	4,042,826	0.3
	173,076,752	11.7

	Value	Percent
Finance
Brokerage & Money Management	$32,587,323	2.2%
Banks	31,969,927	2.2
Insurance	26,215,117	1.8
Finance Companies	18,229,507	1.2
Savings & Loans	13,485,183	0.9
Closed End Funds	6,003,854	0.4
	128,490,911	8.7
Other Industries
Transportation	67,555,169	4.6
Real Estate	43,985,533	3.0
Regulated Utilities	7,812,426	0.5
	119,353,128	8.1
Health Care
Medical Equipment & Devices	23,717,124	1.6
Health Care Services	12,702,671	0.9
Pharmaceuticals	12,412,818	0.8
Biotechnology & Drug Delivery	5,621,200	0.4
Medical Supplies	5,061,860	0.3
	59,515,673	4.0
Total Common Stocks	1,431,998,745	96.7
Short-Term Obligations	49,777,711	3.4
Total Investments	1,481,776,456	100.1
Cash and Other Assets Less Liabilities	(919,477)	(0.1)
Net Assets	1,480,856,979	100.0

See accompanying notes to financial statements.
13

Wanger International 2008 Semiannual Report

Statement of Assets and Liabilities
June 30, 2008 (Unaudited)

Assets:
Unaffiliated investments, at cost	$1,174,756,765
Affiliated investments, at cost (See Note 4)	12,583,555
Unaffiliated investments, at value	$1,470,689,822
Affiliated investments, at value (See Note 4)	11,086,634
Cash	1,163
Foreign currency (cost of $3,535,190)	3,665,031
Receivable for:
Investments sold	580,375
Fund shares sold	204,665
Interest	624
Dividends	1,846,336
Foreign tax reclaims	551,544
Trustees' deferred compensation plan	66,165
Total Assets	1,488,692,359
Liabilities:
Payable for:
Investments purchased	5,193,415
Fund shares repurchased	1,133,158
Investment advisory fee	1,045,003
Administration fee	63,604
Transfer agent fee	31
Trustees' fees	833
Reports to shareholders	146,958
Custody fee	149,840
Trustees' deferred compensation plan	66,165
Other liabilities	36,373
Total Liabilities	7,835,380
Net Assets	$1,480,856,979
Composition of Net Assets:
Paid-in capital	$1,092,935,798
Undistributed net investment income	15,729,282
Accumulated net realized gain	77,577,117
Net unrealized appreciation on:
Investments	294,436,136
Foreign currency translations	178,646
Net Assets	$1,480,856,979
Fund Shares Outstanding	42,944,652
Net asset value, offering price and redemption price per share	$34.48

Statement of Operations

For the Six Months Ended June 30, 2008 (Unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $2,173,844)	$22,945,812
Dividends from affiliates	381,609
Interest income	763,676
Total Investment Income	24,091,097
Expenses:
Investment advisory fee	6,364,307
Administration fee	387,577
Transfer agent fee	206
Trustees' fees	41,469
Reports to shareholders	167,187
Legal fees	32,361
Custody fee	532,483
Chief compliance officer expenses (See Note 4)	19,190
Other expenses (See Note 5)	40,476
Total Expenses	7,585,256
Custody earnings credit	(151)
Net Expenses	7,585,105
Net Investment Income	16,505,992
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain on:
Investments	77,742,383
Foreign currency transactions	46,814
Net realized gain	77,789,197
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(246,368,979)
Affiliated investments (See Note 4)	(4,316,124)
Foreign currency translations	153,684
Net change in unrealized appreciation (depreciation)	(250,531,419)
Net Loss	(172,742,222)
Net Decrease in Net Assets from Operations	$(156,236,230)

See accompanying notes to financial statements.
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Wanger International 2008 Semiannual Report

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2008	Year Ended December 31, 2007
From Operations:
Net investment income	$16,505,992	$14,347,527
Net realized gain on investments and foreign currency transactions	77,789,197	201,504,078
Net change in unrealized appreciation (depreciation)
on investments and foreign currency translations	(250,531,419)	28,586,493
Net Increase (Decrease) in Net Assets from Operations	(156,236,230)	244,438,098
Distributions to Shareholders:
From net investment income	(12,975,444)	(13,868,748)
From net realized gains	(196,263,095)	(124,882,759)
Total Distributions to Shareholders	(209,238,539)	(138,751,507)
Share Transactions:
Subscriptions	41,426,712	135,196,260
Distributions reinvested	209,238,539	138,751,507
Redemptions	(97,707,848)	(166,382,832)
Net Increase from Share Transactions	152,957,403	107,564,935
Total Increase (Decrease) in Net Assets	(212,517,366)	213,251,526
Net Assets:
Beginning of period	1,693,374,345	1,480,122,819
End of period	$1,480,856,979	$1,693,374,345
Undistributed net investment income at end of period	$15,729,282	$12,198,734

See accompanying notes to financial statements.
15

Wanger International 2008 Semiannual Report

Financial Highlights

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2008		2007	2006		2005		2004	2003
Net Asset Value, Beginning of Period	$44.04		$41.77	$30.63		$25.46		$19.68	$13.27
Income from Investment Operations:
Net investment income (a)	0.40		0.37	0.29		0.25		0.13	0.13
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.46)		5.80	11.04		5.20		5.80	6.33
Total from Investment Operations	(4.06)		6.17	11.33		5.45		5.93	6.46
Less Distributions to Shareholders:
From net investment income	(0.34)		(0.39)	(0.19)		(0.28)		(0.15)	(0.05)
From net realized gain	(5.16)		(3.51)	—		—		—	—
Total Distributions to Shareholders	(5.50)		(3.90)	(0.19)		(0.28)		(0.15)	(0.05)
Net Asset Value, End of Period	$34.48		$44.04	$41.77		$30.63		$25.46	$19.68
Total Return (b)	(9.34	)%(c)	16.31%	37.16%		21.53	%(d)	30.27%	48.86%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.98	%(f)	0.99%	1.01%		1.13%		1.36%	1.41%
Interest expense	—		—	0.00	%(g)	—		—	—
Net expenses (e)	0.98	%(f)	0.99%	1.01%		1.13%		1.36%	1.41%
Net investment income (e)	2.13	%(f)	0.87%	0.81%		0.92%		0.59%	0.85%
Waiver	—		—	—		0.02%		—	—
Portfolio turnover rate	16	%(c)	35%	41%		24%		47%	45%
Net assets, end of period (000's)	$1,480,857		$1,693,374	$1,480,123		$973,257		$606,773	$380,726

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions are reinvested.

(c)  Not annualized.

(d)  Had the investment advisor not waived a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See accompanying notes to financial statements.
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Wanger International 2008 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger International (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

Effective June 1, 2008, Wanger International Small Cap was renamed Wanger International.

2.  Significant Accounting Policies

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. A short-term debt obligation having a maturity of 60 days or less from the valuation date is valued at amortized cost, which approximates fair value. A security for which a market quotation is not readily available and any other assets are valued in accordance with procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standard No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of June 30, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$211,393,672	$—
Level 2—Other Significant Observable Inputs	$1,270,382,784	—
Level 3—Significant Unobservable Inputs	—	—
Total	$1,481,776,456	$—

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party pricing service may be employed for purposes of fair market valuation.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's custodian determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

In March 2008, Statement of Financial Accounting Standards No. 161 ("SFAS 161"), Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

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Wanger International 2008 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2007 was as follows:

Distributions paid from:
Ordinary Income*	$27,006,414
Long-Term Capital Gains	111,745,093

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.  Transactions With Affiliates

Columbia Wanger Asset Management, L.P., ("CWAM") is a wholly owned subsidiary of Columbia Management Group, LLC, ("Columbia Management") which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment advisory agreement, management fees are accrued daily based on the Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%

For the six months ended June 30, 2008, the Fund's annualized effective investment advisory fee rate was 0.82% of average daily net assets.

CWAM provides administrative services and receives an administration fee from the Fund. Effective August 1, 2008, CWAM will provide administrative services and receive an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $4 billion	0.050%
$4 billion to $6 billion	0.040%
$6 billion to $8 billion	0.030%
$8 billion and over	0.020%

Prior to August 1, 2008, fees were accrued daily and paid monthly to CWAM at the annual rate of 0.05%. For the six months ended June 30, 2008, the Fund's annualized effective administration fee rate was 0.05% of average daily net assets.

CWAM has delegated to Columbia Management the responsibility for certain administrative services.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

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Wanger International 2008 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

Columbia Management Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation from the Fund for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. . The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An affiliate may include any company in which a fund owns five percent or more of its outstanding voting shares. On June 30, 2008, the Fund held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies is presented on page 12.

During the six months ended June 30, 2008, the Fund engaged in purchase and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $765,865 and $0, respectively.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the six months ended June 30, 2008.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Six months ended June 30, 2008	Year ended December 31, 2007
Shares sold	1,084,657	3,172,392
Shares issued in reinvestment of dividend distributions	6,005,699	3,669,704
Less shares redeemed	(2,600,532)	(3,823,176)
Net increase in shares outstanding	4,489,824	3,018,920

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2008 were $243,514,566 and $264,897,877, respectively.

8.  Legal Proceedings

CWAM, Columbia Acorn Trust, (another mutual fund family advised by CWAM), and the trustees of Colombia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that Columbia Acorn Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value (NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

CWAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that CWAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges CWAM and the Trustees of the Columbia Acorn Trust, along with certain affiliated entities and individuals, breached certain common law duties and federal laws.

On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the federal district court. The settlement, approved by the federal district court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' advisor and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

The Trust and CWAM intend to defend these suits vigorously.

As a result of these matters, or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Columbia Acorn fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Acorn funds. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the funds.

19

Wanger International 2008 Semiannual Report

Excerpt from:

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

May 2008

20

Wanger International 2008 Semiannual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the second year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn funds," "WAT funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the advisor to the Funds, has proposed that the Trusts continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2007 Evaluation

This is the third annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years. Last year's evaluation is referred to here as the "2007 Study."

Process and Independence

The objectives of the Order are to insure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, advisor profitability, and other information. The Board evaluated this information thoroughly. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the advisor.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in the 2007 Study. The Contract Committee gave particular emphasis to the issue of whether economies of scale were appropriately reflected in the Funds' fee schedules. The Board accepted and implemented several of the recommendations in this area contained in the 2007 Study.

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Wanger International 2008 Semiannual Report

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisors. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels, as modified thereafter, in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic WAT Funds generally have achieved good to outstanding performance over the past five years. Wanger Select has, however, suffered a precipitous decline in ranking relative to its peers for the past year, and this trend merits the Trustees' continued attention. The international WAT Funds have relatively weaker relative long term records than do the domestic funds. All the WAT Funds, however, outperform their benchmarks, expose shareholders to less risk than competitors and achieve positive "alpha," a recognized measure of the added value of an investment manager.

2.  Management Fees relative to Peers. Management fees vary by WAT Fund, but, in general, the WAT Funds impose higher fees than competing funds. Wanger Select and Wanger USA in particular were ranked by both Lipper and Morningstar at or below the median, and therefore impose higher fees than do the majority of their competitors.

3.  Administrative Fees. The WAT Funds' administrative fees appear competitive in relation to their peers, and CWAM provides excellent administrative support for all the WAT Funds. There are clear advantages to retaining the advisor and its affiliates to perform these services. However, while economies of scale exist above current asset levels, the WAT Funds' administrative fee schedule provides no breakpoints.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the WAT Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and have increased dramatically in the past year. CWAM's affiliates report operating losses and therefore do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the WAT Funds.

6.  Profit Margins. CWAM's pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the WAT Funds get larger. The Board has recently imposed additional breakpoints for some of the WAT Funds that will result in greater sharing of economies of scale.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Funds. Several areas merit comment.

  a.  Capacity. The WAT Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

9.  Process. In my opinion, the process of negotiating an advisory contract for the WAT Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of Fund shareholders.

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Wanger International 2008 Semiannual Report

Recommendations

I believe the Trustees should:

1.  Consider the addition of breakpoints to the WAT administrative fee contract to reflect the economies of scale present in performing these services, and, in fashioning those breakpoints, to consider the efficiencies achieved by CWAM by supporting both Trusts with the same staff performing largely identical tasks.

2.  Focus their review on the WAT Funds' management fee levels in relation to their peers, in particular the fees paid by Wanger USA and Wanger Select.

3.  Monitor Wanger Select to ensure that its long term performance is sustained.

Robert P. Scales
May 27, 2008

23

Wanger International 2008 Semiannual Report

Columbia Wanger Funds

Trustees

Robert E. Nason
Chairman of the Board

Allan B. Muchin
Vice Chairman of the Board

Laura M. Born
Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
Jerome Kahn, Jr.
Steven N. Kaplan
David C. Kleinman
Charles P. McQuaid
James A. Star
Ralph Wanger
John A. Wing

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Michael G. Clarke
Assistant Treasurer

Jeffrey R. Coleman
Assistant Treasurer

J. Kevin Connaughton
Assistant Treasurer

P. Zachary Egan
Vice President

Peter T. Fariel
Assistant Secretary

John M. Kunka
Assistant Treasurer

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel

Linda K. Roth-Wiszowaty
Assistant Secretary

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Advisor

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel

Bell, Boyd& Lloyd LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330.

24

Columbia Wanger Funds

0L2568S

SHC-44/155062-0608 08/55098

Wanger Select

2008 Semiannual Report

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

  Wanger Select

  2008 Semiannual Report

1	Understanding Your Expenses

2	Perceptions of Risk

4	Performance Review

6	Statement of Investments

9	Statement of Assets and Liabilities

9	Statement of Operations

10	Statement of Changes in Net Assets

11	Financial Highlights

12	Notes to Financial Statements

15	Management Fee Evaluation of the Senior Officer

Columbia Wanger Asset Management, L.P. ("CWAM") is one of the leading global small- and mid-cap equity managers in the United States with more than 37 years of small- and mid-cap investment experience. As of June 30, 2008, CWAM manages $32.2 billion in assets and is the investment advisor to Wanger USA, Wanger International, Wanger Select, Wanger International Select (together, the "Wanger Advisors Trust Funds") and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The Wanger Advisors Trust Funds and the Columbia Acorn Family of Funds (together with other funds advised by Columbia Management affiliates, the "Columbia Funds") are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. CWAM is an SEC-registered investment advisor and indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Please consider the investment objectives, risks, charges and expenses for the Fund carefully before investing. Contact 1-888-4-WANGER for a prospectus, which contains this and other important information about the Fund. You should read it carefully before you invest.

The views expressed in "Perceptions of Risk" and in the Performance Review reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger Select 2008 Semiannual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2008 – June 30, 2008

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger Select	1,000.00	1,000.00	942.42	1,020.39	4.35	4.52	0.90

*For the six months ended June 30, 2008.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

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Wanger Select 2008 Semiannual Report

Perceptions of Risk

Most people tend to calibrate risk poorly. We overestimate the likelihood of being harmed by the things that make the evening news and underestimate those that don't. In a survey, people estimated that the chance of death by accident matched the chance of death by disease. In fact, disease causes 17-times more deaths than accidents.1

Dan Gardner's, Risk, The Science and Politics of Fear,2 explains why our views and actions are often so distorted. It seems our perceptions are most influenced by preconceived notions, reinforced by recent information. Accidents are newsworthy, as are catastrophes. If fatalities occur in large numbers in a single event—instead of in small numbers dispersed over time—our perception of risk rises.3

Besides catastrophes, it won't shock too many parents to learn that we tend to worry a lot about our children. Other things that we can't control, like airplane flights, can be worrisome, while things that we can control, such as automobiles, evoke less fear despite higher risks. Things that we don't understand such as trace chemicals,4 and other man-made risks like nuclear power, are also feared. Many people worry about radiation from cell phones, while ignoring the real hazard of driving while using cell phones. Many non-headline risks caused by nature, such as radon gas, which kills an estimated 41,000 people a year in the U.S. and Europe,5 tend to be downplayed.

Gardner notes that we are living longer in the safest era ever known to mankind. Horrible diseases like smallpox have been eliminated while others have been drastically curtailed. Childhood mortality has especially plunged and accident rates are also down.

Fear Mongering Profiteers

So who is putting the scary thoughts into our heads? The media is an obvious culprit because sensational stories sell newspapers and increase viewership. Companies trying to sell certain health care products or security services and devices also find fear mongering to be profitable. The number of companies lobbying homeland security officials rose from 15 in 2001 to 861 in 2004 as fears of terrorist attacks swelled.6 Trial lawyers reaping the rewards of questionable lawsuits, politicians pandering for votes and special interest groups seeking funding also try to keep people scared.

Fear can end up increasing risks. People need to remember the classic definition of risk: probability times consequences. Avoiding immunizations or weight loss treatments due to possible side effects can be ill advised. Diabetes, a disease linked to obesity, has been diagnosed in 24 million Americans. That's eight percent of the total population.7

The American Council on Science and Health is dedicated to separating real health risks from unfounded health scares, tracking health scares reported by the press and debunking them. Among the top scares in 2007 were allegations that lipstick, fluoridated water, roses and water bottles are hazardous. Among the top scares of all time were cranberries (1959), DDT (1962), cyclamates (1969), Alar (1989), cellular phone radiation (1993) and trace PCBs in farmed salmon (2003).8 Fumes from new shower curtains may make the list this year!

Rational Understanding of Risk

Peter L. Bernstein's, Against The Gods, The Remarkable Story of Risk,9 is a fascinating review of mankind's history of approaching risk, and how to understand, measure and deal with it. He reviews the advances in probability theory, which enabled the creation of insurance and, in turn, facilitated trade and investment. He states that managing risks depends on the use of three assumptions originated by Jacob Bernoulli around the year 1700: full information, independent trials and relevance of quantitative valuation.

Bernstein explores additional progress in risk management, particularly in investing. Diversification may reduce risk. However, some quantitative techniques for investing have failed. "Portfolio insurance," a quantitative approach to reduce equity holdings in market declines via the purchase of put options, intensified the market collapse of 1987. Subsequent to the book's publication, numerous quant managers have claimed that "six sigma" events (one in a million chance of occurring) caused huge losses in their funds. These failures occurred because the investment models violated Bernoulli's "independent trials" assumption stated above. Stock price movements may look independent, until numerous people attempt the same strategies or until human emotions result in lots of investors reacting in similar manners.

Stock Market Risks

Sentiment in the stock market seems to gyrate between greed and fear, creating bull and bear markets. Because the S&P 500 Index has fallen more than 20% from its peak, a bear market has been proclaimed. This suggests that the market is currently focusing on fear.

I recall a long-ago brokerage firm ad listing people's fears each year for decades. The list likely included events like the Cuban Missile Crisis and Three Mile Island. It noted that there seemed to be a reason to avoid investing in stocks each year. But starting with $1,000 50 years ago, an investment in the S&P 500 would have resulted in $140,364 as of June 30, 2008, vs. $13,619 if invested in super safe treasury bills. Meanwhile, inflation would require $7,535 to buy in 2008 what $1,000 bought in 1958.10 This example suggests that staying out of stocks would have been a very bad decision.

Market strategist Steve Leuthold provides lots of data and perspectives. Based on his estimate of "operating" (recurring) earnings, the S&P 500 at its July 11, 2008, close of 1,239 was selling at about 14.5-times earnings.

2

Wanger Select 2008 Semiannual Report

That multiple matched the depths of the 2002-2003 bear market and was below the market's average price-earnings (PE) ratio11 of 16.5-times, calculated since 1926. Leuthold notes that market price-earnings ratios vary a lot, and that inflation is a major driver of PE ratios. When inflation has varied between zero and 5%, PE ratios averaged 18- to 19-times. When inflation has been between 5% and 7%, PE ratios averaged 13.8-times, and when inflation was 7% or more, PE ratios averaged 11.4-times.12

Inflation has been boosted by fuel and food prices, and the Consumer Price Index recently spiked up to a 5% year-over-year gain. Some are concerned that we may be returning to a period of big government and stagflation. Future inflation is indeed unpredictable, but continued surges in fuel and food prices from current lofty levels seem unlikely. Low unit labor cost increases, continued globalization and the continued success of capitalism all suggest that inflation may slow. If inflation does slow, Leuthold's data suggests that PE ratios and stock prices can rise a lot.

We are stock pickers rather than economists, and we are now seeing what we believe to be many more excellent investment opportunities than we've seen for several years. Consequently, focusing on fear seems like a mistake and taking a longer term perspective seems to be more rational.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in this essay are those of the author and not of the Columbia Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates or other divisions of Bank of America and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Gardner, Dan, Risk, the Science and Politics of Fear, (Virgin Book Ltd, 2008), pg. 13.

2  In addition to Gardner's book on the subject of risk, I also recommend Panicology written by statisticians Simon Briscoe and Hugh Aldersey-Williams (Viking/Penguin Books, 2008).

3  Gardner, Dan, op. cit., pgs. 62-76.

4  Gardner notes that our ability to find trace chemicals has never been better. Today we have the technology to dissect the components of drinking water, for example, to the level of one part per billion—equivalent to a single grain of sugar in an Olympic-size swimming pool. While it's true that the elements in trace chemicals can cause cancer, science and testing almost never look at such trace amounts.

5  Gardner, Dan, op. cit., pg. 81.

6  Ibid, pg. 281.

7  Source: American Council on Science and Health, "ACSH Morning Dispatch," June 25, 2008.

8  The study titled, "Fact Versus Fears (Fourth Edition)" is available on the American Council on Science and Health website at www.acsh.org.

9  Bernstein, Peter L., Against the Gods, The Remarkable Story of Risk, (John Wiley & Sons, Inc., 1996).

10  Figures include the reinvestment of dividends and are pretax.

11  The price-earnings (PE) ratio reflects the price of a stock divided by earnings per share. This ratio gives investors an idea of how much they are paying for a company's earning power. In general, the higher the PE, the more investors are paying, and therefore the more earnings growth they are expecting.

12  Leuthold Weeden Institutional Research, "Perception For The Professional," August 2008, Vol. 28 No. 8.

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Wanger Select 2008 Semiannual Report

Performance Review Wanger Select

Ben Andrews
Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. For daily and month-end performance updates, please call 1-888-4-WANGER.

Wanger Select ended the six-month period down 5.76%. This compares to a 3.90% decline for the S&P MidCap 400 Index and a decline of 11.91% for the S&P 500 Index.

Potash Corp. of Saskatchewan was the Fund's top contributor for the half year. Its stock has continued to move up on the strong price increases in the potash market. The spot potash price in some international markets is now over $1,000 per ton, which is up about four-fold from the price at which it was selling when we first added the stock to the Fund's portfolio. Pacific Rubiales Energy and Tetra Technologies, which have an energy or raw materials focus, were also upside drivers.

On the down side, Globalstar dropped 66% in the half. The valuation multiple of the stock has continued to compress over the last few quarters. In this market environment, if a company is not showing solid growth characteristics, no matter what its assets might be worth, its valuation multiple has contracted. Online travel service provider Expedia plunged 42% in the half, also on macroeconomic concerns, despite fine earnings growth. Uranium One fell 47% due to price softness in the spot uranium market and continued delays in the ramp-up of commercial production at several mines.

Though the market rallied in the second quarter, many stocks are still trading in downward trend patterns, or are establishing lower highs on market advances and lower lows on market sell offs. As I write this in early July, the stock market sentiment is again quite negative with many economic and market sages saying they aren't sure when the U.S. housing market will recover. But a lot of damage has already been done to sectors outside of energy and raw materials, even more so than when I commented on this in the first two weeks of January. We most likely haven't seen the end of the financial distress. How much deleveraging is to come of personal, as well as business, balance sheets is still unknown.

With that being said, I am finding more potential ideas to add to the portfolio than at any other time since I became manager of this Fund in 2004. Our CWAM internal stock database, built by our analysts, shows numerous names with strong potential returns. Banks have been absent from the portfolio for over a year now but are being studied as possible additions into the Fund. Many other groups like consumer services, media, semiconductors and telecom are off more than 17% year to date. Our style of being eclectic, opportunistic and concentrated should prove valuable in this environment.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a nondiversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/08

Potash Corp. of Saskatchewan	8.1%
Pacific Rubiales Energy	5.5
Tetra Technologies	4.7
Uranium One	3.6
Expedia	2.3
Globalstar	1.1

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

4

Wanger Select 2008 Semiannual Report

Growth of a $10,000 Investment in
Wanger Select

Total return for each period,
February 1, 1999 (inception date) through June 30, 2008

This graph compares the results of $10,000 invested in Wanger Select on February 1, 1999 (the date the Fund began operations) through June 30, 2008, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. Part of the performance shown is due to the Fund's purchase of securities in IPOs. The impact of IPO purchases declines as a Fund grows large. Performance results reflect any fee waivers or reimbursements of Fund expenses by CWAM or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For daily and most recent month-end performance updates, please contact us at 1-888-4-WANGER.

Results to June 30, 2008

	2nd quarter	Year to date	1 year
Wanger Select	9.71%	-5.76%	-11.47%
S&P MidCap 400 Index	5.43	-3.90	-7.34
S&P 500 Index	-2.73	-11.91	-13.12

NAV as of 6/30/08: $25.66

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 0.90%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvesment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies. The S&P 500 tracks the performance of 500 widely-held large capitalization U.S. stocks. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Top 5 Industries

As a percentage of net assets, as of 6/30/08

Energy & Minerals	29.0%
Consumer Goods & Services	25.0
Information	19.6
Industrial Goods & Services	11.4
Finance	10.1

Top 10 Holdings

As a percentage of net assets, as of 6/30/08

1. Potash Corp. of Saskatchewan (Canada) World's Largest Producer of Potash	8.1%
2. ITT Educational Services Post-secondary Degree Services	6.2
3. Pacific Rubiales Energy (Canada) Oil Production & Exploration in Colombia	5.5
4. Tetra Technologies U.S.-based Services Company with Life of Field Approach	4.7
5. Abercrombie & Fitch Teen Apparel Retailer	3.7
6. Safeway Supermarkets	3.6
7. Conseco Life, Long-term Care & Medical Supplemental Insurance	3.6
8. Quanta Services Electrical & Telecom Construction Services	3.6
9. Uranium One (South Africa) Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.	3.6
10. Janus Capital Group Manages Mutual Funds	3.5

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Wanger Select 2008 Semiannual Report

Wanger Select

Statement of Investments (Unaudited) June 30, 2008

Number of Shares		Value
	Common Stocks – 98.6%
	Energy & Minerals – 29.0%
	Mining – 11.7%
105,000	Potash Corp. of Saskatchewan (Canada) World's Largest Producer of Potash	$23,999,850
2,255,600	Uranium One (South Africa) (a) Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.	10,617,711
		34,617,561
	Oil Services – 8.6%
591,500	Tetra Technologies (a) U.S.-based Service Company with Life of Field Approach	14,024,465
128,000	FMC Technologies (a) Oil & Gas Wellhead Manufacturer	9,847,040
13,000	Diamond Offshore Contract Driller	1,808,820
		25,680,325
	Oil & Gas Producers – 5.5%
917,500	Pacific Rubiales Energy (Canada) (a)(b)	11,963,131
322,158	Pacific Rubiales Energy-Warrants (Canada) (a) (b)	2,205,062
160,166	Pacific Rubiales Energy (Canada) (a) Oil Production & Exploration in Colombia	2,109,473
		16,277,666
	Alternative Energy – 3.2%
157,100	Canadian Solar (a) Solar Cell & Module Manufacturer	6,313,849
255,000	Synthesis Energy Systems (a) Owner/Operator of Gasification Plants	2,295,000
159,000	Real Goods Solar (a) Residential Solar Energy Installer	977,850
		9,586,699
	Total Energy & Minerals	86,162,251
	Consumer Goods & Services – 25.0%
	Retail – 10.4%
176,000	Abercrombie & Fitch Teen Apparel Retailer	11,031,680
378,000	Safeway Supermarkets	10,791,900

Number of Shares		Value
91,000	Costco Wholesale	$6,382,740
	Warehouse Superstores
474,000	Chico's FAS (a) Women's Specialty Retailer	2,545,380
		30,751,700
	Other Consumer Services – 7.5%
224,100	ITT Educational Services (a) Post-secondary Degree Services	18,517,383
160,000	Career Education (a) Post-secondary Education	2,337,600
118,100	Universal Technical Institute (a) Vocational Training	1,471,526
		22,326,509
	Travel – 3.0%
378,000	Expedia (a) Online Travel Services Company	6,947,640
210,000	Hertz (a) Largest U.S. Rental Car Operator	2,016,000
		8,963,640
	Apparel – 1.6%
170,000	Coach (a) Designer & Retailer of Branded Leather Accessories	4,909,600
	Furniture & Textiles – 0.8%
192,000	Knoll Office Furniture	2,332,800
	Leisure Products – 0.8%
64,000	Harley-Davidson Motorcycles & Related Merchandise	2,320,640
	Food & Beverage – 0.5%
956,900	Fu Ji Food & Catering Services (China) Food Catering Service Provider in China	1,484,945
	Casinos & Gaming – 0.4%
3,865,100	Nagacorp (Hong Kong) Monopoly Casino in Central Cambodia	1,040,971
826,600	RexCapital Finance (China) (a) Chinese Lottery	82,689
		1,123,660
	Total Consumer Goods & Services	74,213,494

See accompanying notes to financial statements.
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Wanger Select 2008 Semiannual Report

Wanger Select

Statement of Investments (Unaudited) June 30, 2008

Number of Shares		Value
	Information – 19.6%
	Mobile Communications – 4.5%
245,000	American Tower (a) Communications Towers in USA & Mexico	$10,351,250
1,107,900	Globalstar (a) Satellite Mobile Voice & Data Carrier	3,135,357
		13,486,607
	Business Software – 3.1%
959,000	Novell (a) Directory, Operating System & Identity Management Software	5,648,510
211,000	Avid Technology (a) Digital Nonlinear Editing Software & Systems	3,584,890
		9,233,400
	Telecommunications Equipment – 2.8%
1,785,000	Tellabs (a) Telecommunications Equipment	8,300,250
	CATV – 2.0%
266,000	Discovery Holding (a) CATV Programming	5,841,360
	Contract Manufacturing – 1.8%
4,255,000	Sanmina-SCI (a) Electronic Manufacturing Services	5,446,400
	Internet Related – 1.8%
600,000	SkillSoft – ADR (a) Web-based Learning Solutions (E-Learning)	5,424,000
	Advertising – 1.5%
284,000	VisionChina Media – ADR (China) (a) Advertising on Digital Screens in China's Mass Transit System	4,507,080
	Financial Processors – 1.1%
352,000	Cardtronics (a) Operates the World's Largest Network of ATMs	3,122,240
	Computer Services – 1.0%
143,600	WNS – ADR (a) Offshore BPO (Business Process Outsourcing) Services	2,419,660
86,500	Hackett Group (a) IT Integration & Best Practice Research	496,510
		2,916,170
	Total Information	58,277,507

Number of Shares		Value
	Industrial Goods & Services – 11.4%
	Other Industrial Services – 5.0%
152,000	Expeditors International of Washington International Freight Forwarder	$6,536,000
310,000	American Commercial Lines (a) Operator/Builder of Inland Barges	3,388,300
132,000	Mobile Mini (a) Portable Storage Units Leasing	2,640,000
140,700	American Reprographics (a) Document Management & Logistics	2,342,655
		14,906,955
	Outsourcing Services – 3.6%
320,000	Quanta Services (a) Electrical & Telecom Construction Services	10,646,400
	Waste Management – 2.0%
160,000	Waste Management U.S. Garbage Collection & Disposal	6,033,600
	Industrial Materials & Specialty Chemicals – 0.8%
101,000	Israel Chemicals (Israel) Producer of Potash, Phosphates, Bromine and Specialty Chemicals	2,353,398
	Total Industrial Goods & Services	33,940,353
	Finance – 10.1%
	Brokerage & Money Management – 5.7%
395,000	Janus Capital Group Manages Mutual Funds	10,455,650
170,000	SEI Investments Mutual Fund Administration & Investment Management	3,998,400
391,800	MF Global (a) Futures Broker	2,472,258
		16,926,308
	Insurance – 4.4%
1,080,000	Conseco (a) Life, Long-term Care & Medical Supplement Insurance	10,713,600
5,900	Markel (a) Specialty Insurance	2,165,300
		12,878,900
	Total Finance	29,805,208

See accompanying notes to financial statements.
7

Wanger Select 2008 Semiannual Report

Wanger Select

Statement of Investments (Unaudited) June 30, 2008

Number of Shares or Principal Amount		Value
	Other Industries – 2.1%
	Transportation – 2.1%
186,000	JB Hunt Transport Services Truck & Intermodal Carrier	$6,190,080
	Total Other Industries	6,190,080
	Health Care – 1.4%
	Pharmaceuticals – 1.4%
64,000	Cephalon (a) Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology	4,268,160
	Total Health Care	4,268,160
Total Common Stocks (Cost: $260,762,333) – 98.6%		292,857,053
Short-Term Obligations – 1.8%
	Commercial Paper – 1.5%
$1,500,000	Toyota Motor Credit 1.900% due 07/01/08	1,500,000
1,500,000	General Electric Capital 1.950% due 07/02/08	1,499,919
1,500,000	Nestle Capital 2.160% due 07/08/08 (c)	1,499,370
		4,499,289
	Repurchase Agreement – 0.3%
703,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 06/30/08, due 07/01/08 at 1.80%, collateralized by a U.S. Treasury Obligation, maturing 02/15/10, market value of $720,963 (repurchase proceeds $703,035)	703,000
Total Short-Term Obligations (Cost: $5,202,289)		5,202,289
Total Investments (Cost: $265,964,622) – 100.4% (d)(e)		298,059,342
Cash and Other Assets Less Liabilities – (0.4)%		(1,154,936)
Total Net Assets – 100.0%		$296,904,406

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the Board of Trustees. At June 30, 2008, these securities amounted to $14,168,193 which represents 4.77% of total net assets.

Additional information on these securities is as follows:

Acquisition Security	Dates	Shares	Cost	Value
Pacific Rubiales Energy	7/12/07	917,500	$4,132,484	$11,963,131
Pacific Rubiales Energy-Warrants	7/12/07	322,158	551,426	2,205,062
			$4,683,910	$14,168,193

(c)  Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2008, this security represents 0.51% of net assets.

(d)  On June 30, 2008, the market value of foreign securities represents 14.04% of total net assets. The Fund's foreign portfolio was diversified as follows:

Currency	Value	Cost	% of Net Assets
Canadian Dollar	$36,727,034	$18,844,706	12.37
Hong Kong Dollar	2,608,605	2,748,945	0.88
Israel Shekel	2,353,398	1,681,084	0.79
	$41,689,037	$23,274,735	14.04

(e)  At June 30, 2008, for federal income tax purposes cost of investments was $265,964,622 and net unrealized appreciation was $32,094,720 consisting of gross unrealized appreciation of $88,308,710 and gross unrealized depreciation of $56,213,990.

At June 30, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Energy & Minerals	29.0
Consumer Goods & Services	25.0
Information	19.6
Industrial Goods & Services	11.4
Finance	10.1
Other Industries	2.1
Health Care	1.4
Short-Term Obligations	1.8
Cash and Other Assets Less Liabilities	(0.4)
100.0

ADR = American Depositary Receipts

See accompanying notes to financial statements.
8

Wanger Select 2008 Semiannual Report

Statement of Assets and Liabilities
June 30, 2008 (Unaudited)

Assets:
Investments, at cost	$265,964,622
Investments, at value	$298,059,342
Cash	995
Foreign currency (cost of $11,095)	11,113
Receivable for:
Investments sold	921,177
Fund shares sold	664
Interest	35
Dividends	39,157
Total Assets	299,032,483
Liabilities:
Payable for:
Investments purchased	764,386
Fund shares repurchased	1,114,760
Investment advisory fee	202,883
Administration fee	12,680
Transfer agent fee	17
Trustees' fees	481
Custody fee	1,041
Trustees' deferred compensation plan	10,622
Other liabilities	21,207
Total Liabilities	2,128,077
Net Assets	$296,904,406
Composition of Net Assets:
Paid-in capital	$264,455,721
Overdistributed net investment income	(1,256,160)
Accumulated net realized gain	1,610,107
Net unrealized appreciation on:
Investments	32,094,720
Foreign currency translations	18
Net Assets	$296,904,406
Fund Shares Outstanding	11,570,263
Net asset value, offering price and redemption price per share	$25.66

Statement of Operations
For the Six Months Ended June 30, 2008 (Unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $8,537)	$547,135
Interest	148,751
Total Investment Income	695,886
Expenses:
Investment advisory fee	1,165,891
Administration fee	72,868
Transfer agent fee	133
Trustees' fees	7,280
Custody fee	11,714
Chief compliance officer expenses (See Note 4)	3,322
Other expenses (See Note 5)	44,764
Total Expenses	1,305,972
Custody earnings credit	(311)
Net Expenses	1,305,661
Net Investment Loss	(609,775)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	1,674,862
Foreign currency transactions	(1,654)
Net realized gain	1,673,208
Net change in unrealized appreciation (depreciation) on:
Investments	(19,486,490)
Foreign currency translations	18
Net change in unrealized appreciation (depreciation)	(19,486,472)
Net Loss	(17,813,264)
Net Decrease in Net Assets from Operations	$(18,423,039)

See accompanying notes to financial statements.
9

Wanger Select 2008 Semiannual Report

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2008	Year Ended December 31, 2007
Operations:
Net investment loss	$(609,775)	$(396,026)
Net realized gain on investments and foreign currency transactions	1,673,208	8,594,537
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(19,486,472)	6,555,041
Net Increase (Decrease) in Net Assets from Operations	(18,423,039)	14,753,552
Distributions to Shareholders:
From net realized gains	(8,211,851)	(3,866,407)
Share Transactions:
Subscriptions	21,659,258	152,805,878
Distributions reinvested	8,211,851	3,866,407
Redemptions	(22,711,411)	(26,526,225)
Net Increase from Share Transactions	7,159,698	130,146,060
Total Increase (Decrease) in Net Assets	(19,475,192)	141,033,205
Net Assets:
Beginning of period	316,379,598	175,346,393
End of period	$296,904,406	$316,379,598
Overdistributed net investment income at end of period	$(1,256,160)	$(646,385)

See accompanying notes to financial statements.
10

Wanger Select 2008 Semiannual Report

Financial Highlights

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2008		2007	2006	2005		2004	2003
Net Asset Value, Beginning of Period	$28.08		$26.15	$22.66	$22.11		$18.55	$14.19
Income from Investment Operations:
Net investment loss (a)	(0.05)		(0.04)	(0.05)	(0.04)		(0.10)	(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.64)		2.47	4.38	2.12		3.68	4.47
Total from Investment Operations	(1.69)		2.43	4.33	2.08		3.58	4.36
Less Distributions to Shareholders:
From net investment income	—		—	(0.09)	—		—	—
From net realized gains	(0.73)		(0.50)	(0.75)	(1.53)		(0.02)	—
Total Distributions to Shareholders	(0.73)		(0.50)	(0.84)	(1.53)		(0.02)	—
Net Asset Value, End of Period	$25.66		$28.08	$26.15	$22.66		$22.11	$18.55
Total Return (b)	(5.76	)%(c)	9.39%	19.70%	10.49	%(d)	19.31%	30.73%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.90	%(f)	0.90%	0.94%	0.96%		1.10%	1.15%
Net investment loss (e)	(0.42	)%(f)	(0.15)%	(0.20)%	(0.20)%		(0.49)%	(0.65)%
Waiver	—		—	—	0.02%		—	—
Portfolio turnover rate	13	%(c)	15%	21%	26%		36%	21%
Net assets, end of period (000's)	$296,904		$316,380	$175,346	$102,674		$82,465	$52,112

(a)  Net investment loss per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Not annualized.

(d)  Had the investment advisor not waived a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

See accompanying notes to financial statements.
11

Wanger Select 2008 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger Select (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. A short-term debt obligation having a maturity of 60 days or less from the valuation date is valued at amortized cost, which approximates fair value. A security for which a market quotation is not readily available and any other assets are valued in accordance with procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of June 30, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$273,726,857	$—
Level 2—Other Significant Observable Inputs	$24,332,485	—
Level 3—Significant Unobservable Inputs	—	—
Total	$298,059,342	$—

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party pricing service may be employed for purposes of fair market valuation.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's custodian determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

In March 2008, Statement of Financial Accounting Standards No. 161 ("SFAS 161"), Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

12

Wanger Select 2008 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2007 was as follows:

Distributions paid from:
Ordinary Income*	$1,343,353
Long-Term Capital Gains	2,523,054

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.  Transactions With Affiliates

Columbia Wanger Asset Management, L.P., ("CWAM") is a wholly owned subsidiary of Columbia Management Group, LLC ("Columbia Management"), which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment advisory agreement, management fees are accrued daily based on the Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.80%
$500 million and over	0.78%

For the six months ended June 30, 2008, the Fund's annualized effective investment advisory fee rate was 0.80% of average daily net assets.

Through April 30, 2009, CWAM will reimburse the Fund to the extent that ordinary operating expenses (including custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, exceed an annual percentage of 1.35% of average daily net assets. There was no reimbursement for the six months ended June 30, 2008.

CWAM provides administrative services and receives an administration fee from the Fund. Effective August 1, 2008, CWAM will provide administrative services and receive an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $4 billion	0.050%
$4 billion to $6 billion	0.040%
$6 billion to $8 billion	0.030%
$8 billion and over	0.020%

Prior to August 1, 2008, fees were accrued daily and paid monthly to CWAM at the annual rate of 0.05%. For the six months ended June 30, 2008, the Fund's annualized effective administration fee rate was 0.05% of average daily net assets.

CWAM has delegated to Columbia Management the responsibility for certain administrative services.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

13

Wanger Select 2008 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

Columbia Management Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation from the Fund for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

During the six months ended June 30, 2008, the Fund engaged in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $177,078 and $0, respectively.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the six months ended June 30, 2008.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Six months ended June 30, 2008	Year ended December 31, 2007
Shares sold	846,747	5,354,321
Shares issued in reinvestment of dividend distributions	349,440	145,354
Less shares redeemed	(893,675)	(937,722)
Net increase in shares outstanding	302,512	4,561,953

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2008 were $49,482,831 and $36,084,106, respectively.

8. Legal Proceedings

CWAM, Columbia Acorn Trust, (another mutual fund family advised by CWAM), and the trustees of Colombia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that Columbia Acorn Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value (NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

CWAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that CWAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges CWAM and the Trustees of the Columbia Acorn Trust, along with certain affiliated entities and individuals, breached certain common law duties and federal laws.

On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the federal district court. The settlement, approved by the federal district court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' advisor and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

The Trust and CWAM intend to defend these suits vigorously.

As a result of these matters, or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Columbia Acorn fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Acorn funds. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the funds.

14

Wanger Select 2008 Semiannual Report

Excerpt from:

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

May 2008

15

Wanger Select 2008 Semiannual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the second year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn funds," "WAT funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the advisor to the Funds, has proposed that the Trusts continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2007 Evaluation

This is the third annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years. Last year's evaluation is referred to here as the "2007 Study."

Process and Independence

The objectives of the Order are to insure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, advisor profitability, and other information. The Board evaluated this information thoroughly. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the advisor.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in the 2007 Study. The Contract Committee gave particular emphasis to the issue of whether economies of scale were appropriately reflected in the Funds' fee schedules. The Board accepted and implemented several of the recommendations in this area contained in the 2007 Study.

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Wanger Select 2008 Semiannual Report

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisors. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels, as modified thereafter, in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic WAT Funds generally have achieved good to outstanding performance over the past five years. Wanger Select has, however, suffered a precipitous decline in ranking relative to its peers for the past year, and this trend merits the Trustees' continued attention. The international WAT Funds have relatively weaker relative long term records than do the domestic funds. All the WAT Funds, however, outperform their benchmarks, expose shareholders to less risk than competitors and achieve positive "alpha," a recognized measure of the added value of an investment manager.

2.  Management Fees relative to Peers. Management fees vary by WAT Fund, but, in general, the WAT Funds impose higher fees than competing funds. Wanger Select and Wanger USA in particular were ranked by both Lipper and Morningstar at or below the median, and therefore impose higher fees than do the majority of their competitors.

3.  Administrative Fees. The WAT Funds' administrative fees appear competitive in relation to their peers, and CWAM provides excellent administrative support for all the WAT Funds. There are clear advantages to retaining the advisor and its affiliates to perform these services. However, while economies of scale exist above current asset levels, the WAT Funds' administrative fee schedule provides no breakpoints.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the WAT Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and have increased dramatically in the past year. CWAM's affiliates report operating losses and therefore do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the WAT Funds.

6.  Profit Margins. CWAM's pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the WAT Funds get larger. The Board has recently imposed additional breakpoints for some of the WAT Funds that will result in greater sharing of economies of scale.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Funds. Several areas merit comment.

  a.  Capacity. The WAT Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

9.  Process. In my opinion, the process of negotiating an advisory contract for the WAT Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of Fund shareholders.

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Wanger Select 2008 Semiannual Report

Recommendations

I believe the Trustees should:

1.  Consider the addition of breakpoints to the WAT administrative fee contract to reflect the economies of scale present in performing these services, and, in fashioning those breakpoints, to consider the efficiencies achieved by CWAM by supporting both Trusts with the same staff performing largely identical tasks.

2.  Focus their review on the WAT Funds' management fee levels in relation to their peers, in particular the fees paid by Wanger USA and Wanger Select.

3.  Monitor Wanger Select to ensure that its long term performance is sustained.

Robert P. Scales
May 27, 2008

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Wanger Select 2008 Semiannual Report

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Wanger Select 2008 Semiannual Report

Columbia Wanger Funds

Trustees

Robert E. Nason
Chairman of the Board

Allan B. Muchin
Vice Chairman of the Board

Laura M. Born
Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
Jerome Kahn, Jr.
Steven N. Kaplan
David C. Kleinman
Charles P. McQuaid
James A. Star
Ralph Wanger
John A. Wing

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Michael G. Clarke
Assistant Treasurer

Jeffrey R. Coleman
Assistant Treasurer

J. Kevin Connaughton
Assistant Treasurer

P. Zachary Egan
Vice President

Peter T. Fariel
Assistant Secretary

John M. Kunka
Assistant Treasurer

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel

Linda K. Roth-Wiszowaty
Assistant Secretary

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Advisor

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330.

20

Columbia Wanger Funds

OL2568S

SHC-44/154968-0608 08/55101

Wanger USA

(formerly Wanger U.S. Smaller Companies)

2008 Semiannual Report

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

  Wanger USA

  2008 Semiannual Report

1	Understanding Your Expenses

2	Perceptions of Risk

4	Performance Review

6	Statement of Investments

14	Statement of Assets and Liabilities

14	Statement of Operations

15	Statement of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

20	Management Fee Evaluation of the Senior Officer

Columbia Wanger Asset Management, L.P. ("CWAM") is one of the leading global small-and mid-cap equity managers in the United States with more than 37 years of small- and mid-cap investment experience. As of June 30, 2008, CWAM manages $32.2 billion in assets and is the investment advisor to Wanger USA, Wanger International, Wanger Select, Wanger International Select (together, the "Wanger Advisors Trust Funds") and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors.The Wanger Advisors Trust Funds and the Columbia Acorn Family of Funds (together with other funds advised by Columbia Management affiliates, the"Columbia Funds") are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. CWAM is an SEC-registered investment advisor and indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Please consider the investment objectives, risks, charges and expenses for the Fund carefully before investing. Contact 1-888-4-WANGER for a prospectus, which contains this and other important information about the Fund. You should read it carefully before you invest.

The views expressed in "Perceptions of Risk" and in the Performance Review reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed.These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger USA 2008 Semiannual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2008 – June 30, 2008

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger USA	1,000.00	1,000.00	918.50	1,020.19	4.48	4.72	0.94

*For the six months ended June 30, 2008.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

Wanger USA 2008 Semiannual Report

Perceptions of Risk

Most people tend to calibrate risk poorly. We overestimate the likelihood of being harmed by the things that make the evening news and underestimate those that don't. In a survey, people estimated that the chance of death by accident matched the chance of death by disease. In fact, disease causes 17-times more deaths than accidents.1

Dan Gardner's, Risk, The Science and Politics of Fear,2 explains why our views and actions are often so distorted. It seems our perceptions are most influenced by preconceived notions, reinforced by recent information. Accidents are newsworthy, as are catastrophes. If fatalities occur in large numbers in a single event—instead of in small numbers dispersed over time—our perception of risk rises.3

Besides catastrophes, it won't shock too many parents to learn that we tend to worry a lot about our children. Other things that we can't control, like airplane flights, can be worrisome, while things that we can control, such as automobiles, evoke less fear despite higher risks. Things that we don't understand such as trace chemicals,4 and other man-made risks like nuclear power, are also feared. Many people worry about radiation from cell phones, while ignoring the real hazard of driving while using cell phones. Many non-headline risks caused by nature, such as radon gas, which kills an estimated 41,000 people a year in the U.S. and Europe,5 tend to be downplayed.

Gardner notes that we are living longer in the safest era ever known to mankind. Horrible diseases like smallpox have been eliminated while others have been drastically curtailed. Childhood mortality has especially plunged and accident rates are also down.

Fear Mongering Profiteers

So who is putting the scary thoughts into our heads? The media is an obvious culprit because sensational stories sell newspapers and increase viewership. Companies trying to sell certain health care products or security services and devices also find fear mongering to be profitable. The number of companies lobbying homeland security officials rose from 15 in 2001 to 861 in 2004 as fears of terrorist attacks swelled.6 Trial lawyers reaping the rewards of questionable lawsuits, politicians pandering for votes and special interest groups seeking funding also try to keep people scared.

Fear can end up increasing risks. People need to remember the classic definition of risk: probability times consequences. Avoiding immunizations or weight loss treatments due to possible side effects can be ill advised. Diabetes, a disease linked to obesity, has been diagnosed in 24 million Americans. That's eight percent of the total population.7

The American Council on Science and Health is dedicated to separating real health risks from unfounded health scares, tracking health scares reported by the press and debunking them. Among the top scares in 2007 were allegations that lipstick, fluoridated water, roses and water bottles are hazardous. Among the top scares of all time were cranberries (1959), DDT (1962), cyclamates (1969), Alar (1989), cellular phone radiation (1993) and trace PCBs in farmed salmon (2003).8 Fumes from new shower curtains may make the list this year!

Rational Understanding of Risk

Peter L. Bernstein's, Against The Gods, The Remarkable Story of Risk,9 is a fascinating review of mankind's history of approaching risk, and how to understand, measure and deal with it. He reviews the advances in probability theory, which enabled the creation of insurance and, in turn, facilitated trade and investment. He states that managing risks depends on the use of three assumptions originated by Jacob Bernoulli around the year 1700: full information, independent trials and relevance of quantitative valuation.

Bernstein explores additional progress in risk management, particularly in investing. Diversification may reduce risk. However, some quantitative techniques for investing have failed. "Portfolio insurance," a quantitative approach to reduce equity holdings in market declines via the purchase of put options, intensified the market collapse of 1987. Subsequent to the book's publication, numerous quant managers have claimed that "six sigma" events (one in a million chance of occurring) caused huge losses in their funds. These failures occurred because the investment models violated Bernoulli's "independent trials" assumption stated above. Stock price movements may look independent, until numerous people attempt the same strategies or until human emotions result in lots of investors reacting in similar manners.

Stock Market Risks

Sentiment in the stock market seems to gyrate between greed and fear, creating bull and bear markets. Because the S&P 500 Index has fallen more than 20% from its peak, a bear market has been proclaimed. This suggests that the market is currently focusing on fear.

I recall a long-ago brokerage firm ad listing people's fears each year for decades. The list likely included events like the Cuban Missile Crisis and Three Mile Island. It noted that there seemed to be a reason to avoid investing in stocks each year. But starting with $1,000 50 years ago, an investment in the S&P 500 would have resulted in $140,364 as of June 30, 2008, vs. $13,619 if invested in super safe treasury bills. Meanwhile, inflation would require $7,535 to buy in 2008 what $1,000 bought in 1958.10 This example suggests that staying out of stocks would have been a very bad decision.

Market strategist Steve Leuthold provides lots of data and perspectives. Based on his estimate of "operating" (recurring) earnings, the S&P 500 at its July 11, 2008, close of 1,239 was selling at about 14.5-times earnings.

Wanger USA 2008 Semiannual Report

That multiple matched the depths of the 2002-2003 bear market and was below the market's average price-earnings (PE) ratio11 of 16.5-times, calculated since 1926. Leuthold notes that market price-earnings ratios vary a lot, and that inflation is a major driver of PE ratios. When inflation has varied between zero and 5%, PE ratios averaged 18- to 19-times. When inflation has been between 5% and 7%, PE ratios averaged 13.8-times, and when inflation was 7% or more, PE ratios averaged 11.4-times.12

Inflation has been boosted by fuel and food prices, and the Consumer Price Index recently spiked up to a 5% year-over-year gain. Some are concerned that we may be returning to a period of big government and stagflation. Future inflation is indeed unpredictable, but continued surges in fuel and food prices from current lofty levels seem unlikely. Low unit labor cost increases, continued globalization and the continued success of capitalism all suggest that inflation may slow. If inflation does slow, Leuthold's data suggests that PE ratios and stock prices can rise a lot.

We are stock pickers rather than economists, and we are now seeing what we believe to be many more excellent investment opportunities than we've seen for several years. Consequently, focusing on fear seems like a mistake and taking a longer term perspective seems to be more rational.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in this essay are those of the author and not of the Columbia Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates or other divisions of Bank of America and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Gardner, Dan, Risk, the Science and Politics of Fear, (Virgin Book Ltd, 2008), pg. 13.

2  In addition to Gardner's book on the subject of risk, I also recommend Panicology written by statisticians Simon Briscoe and Hugh Aldersey-Williams (Viking/Penguin Books, 2008).

3  Gardner, Dan, op. cit., pgs. 62-76.

4  Gardner notes that our ability to find trace chemicals has never been better. Today we have the technology to dissect the components of drinking water, for example, to the level of one part per billion—equivalent to a single grain of sugar in an Olympic-size swimming pool. While it's true that the elements in trace chemicals can cause cancer, science and testing almost never look at such trace amounts.

5  Gardner, Dan, op. cit., pg. 81.

6  Ibid, pg. 281.

7  Source: American Council on Science and Health, "ACSH Morning Dispatch," June 25, 2008.

8  The study titled, "Fact Versus Fears (Fourth Edition)" is available on the American Council on Science and Health website at www.acsh.org.

9  Bernstein, Peter L., Against the Gods, The Remarkable Story of Risk, (John Wiley & Sons, Inc., 1996).

10  Figures include the reinvestment of dividends and are pretax.

11  The price-earnings (PE) ratio reflects the price of a stock divided by earnings per share. This ratio gives investors an idea of how much they are paying for a company's earning power. In general, the higher the PE, the more investors are paying, and therefore the more earnings growth they are expecting.

12  Leuthold Weeden Institutional Research, "Perception For The Professional," August 2008, Vol. 28 No. 8.

Wanger USA 2008 Semiannual Report

Performance Review Wanger USA*

Robert A. Mohn
Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. For daily and month-end performance updates, please call 1-888-4-WANGER.

While the second quarter of 2008 provided some relief in the markets, it was not enough to undo the damage caused in the first three months of the year. Wanger USA ended the half year down 8.15% vs. a 9.37% drop for the Fund's small-cap benchmark, the Russell 2000 Index. Large caps, as measured by the S&P 500 Index, did even worse, falling 11.91% in the six-month period.

Within the Fund's top 15 contributors to performance, seven were energy stocks. FMC Technologies gained 35% and Atwood Oceanics increased 24% in the period. Growing interest in offshore oil exploration fueled demand for FMC's deep water oil production systems and Atwood's deep water drilling rigs. Natural gas producers Ultra Petroleum, Equitable Resources, Quicksilver Resources, Southwestern Energy and Carrizo Oil & Gas enjoyed year-to-date returns ranging from 24% to 71%. These companies benefited from rising natural gas prices as well as their ability to increase production and reserves.

Other strong performers included Flir Systems, a manufacturer of infrared cameras. The company continued to win new military contracts and the stock increased 30% on its strong earnings growth. Retail stocks struggled along in the first half of the year but Fund holdings True Religion Apparel and Urban Outfitters bucked the trend. True Religion, a maker of premium jeans, is opening new retail stores and enjoyed strong revenue growth. Its stock gained 25% in the half year. Urban Outfitters saw strong same-store sales growth thanks to its unique Anthropologie and Free People concepts. The stock was up 14% for the half.

TheStreet.com fell 59% during the six-month period due to slowed revenue growth caused, in part, by tightened ad spending by financial companies. Regional casino operator Pinnacle Entertainment fell 55% on weak gaming revenues and the elimination of its takeout premium as private equity money for hotel/casino acquisitions dried up. TW Telecom and Abercrombie & Fitch both fell 21%, suffering from the impact of doing business in a rough economy. PDL BioPharma fell 39% after announcing it was terminating efforts to sell the company. The Fund no longer holds the stock.

Investors are an anxious lot these days. Granted, there is plenty to worry about, but don't ignore the positives. The Fed has significantly lowered interest rates, exports are surging and we believe stock market valuations appear reasonable. Remember, it's always darkest before the dawn.

*Effective June 1, 2008, Wanger U.S. Smaller Companies was renamed Wanger USA.

Risks include stock market fluctuations due to economic and business developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/08

FMC Technologies	4.0%
Ultra Petroleum	2.7
Equitable Resources	1.9
Atwood Oceanics	1.9
TW Telecom	1.9
Urban Outfitters	1.9
Abercrombie & Fitch	1.8
True Religion Apparel	1.7
Carrizo Oil & Gas	1.5
Flir Systems	1.4
Quicksilver Resources	1.0
Southwestern Energy	1.0
Pinnacle Entertainment	0.4
TheStreet.com	0.4

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Wanger USA 2008 Semiannual Report

Growth of a $10,000 Investment in
Wanger USA

Total return for each period,
May 3, 1995 (inception date) through June 30, 2008

This graph compares the results of $10,000 invested in Wanger USA on May 3, 1995 (the date the Fund began operations) through June 30, 2008, to the Russell 2000 Index, with dividends and capital gains reinvested. Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For daily and most recent month-end performance updates, please contact us at 1-888-4-WANGER.

Results as of June 30, 2008

	2nd quarter	Year to date	1 year
Wanger USA	3.16%	-8.15%	-12.66%
Russell 2000 Index	0.58	-9.37	-16.19
S&P MidCap 400 Index	5.43	-3.90	-7.34
S&P 500 Index	-2.73	-11.91	-13.12

NAV as of 6/30/08: $29.39

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 0.95%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 7% of the total market capitalization of the Russell 3000 Index. The S&P MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies. The S&P 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Top 5 Industries

As a percentage of net assets, as of 6/30/08

Information	28.9%
Energy & Minerals	16.0
Consumer Goods & Services	16.0
Industrial Goods & Services	15.4
Finance	12.4

Top 10 Holdings

As a percentage of net assets, as of 6/30/08

1. FMC Technologies Oil & Gas Wellhead Manufacturer	4.0%
2. ITT Educational Services Post-secondary Degree Services	3.3
3. Ultra Petroleum Oil & Gas Producer	2.7
4. Ametek Aerospace/Industrial Instruments	2.5
5. Equitable Resources Natural Gas Producer & Utility	1.9
6. Atwood Oceanics Offshore Drilling Contractor	1.9
7. TW Telecom Fiber Optic Telephone/Data Services	1.9
8. Urban Outfitters Apparel & Home Specialty Retailer	1.9
9. Global Payments Credit Card Processor	1.9
10. American Tower Communications Towers in USA & Mexico	1.8

Wanger USA 2008 Semiannual Report

Wanger USA

Statement of Investments (Unaudited) June 30, 2008

Number of Shares		Value
	Common Stocks – 98.9%
	Information – 28.9%
	Business Software – 6.0%
757,310	Micros Systems (a) Information Systems for Restaurants & Hotels	$23,090,382
2,280,000	Novell (a) Directory, Operating System & Identity Management Software	13,429,200
575,000	Blackbaud Software & Services for Non-profits	12,305,000
745,000	Informatica (a) Enterprise Data Integration Software	11,204,800
235,000	ANSYS (a) Simulation Software for Engineers & Designers	11,073,200
304,000	Concur Technologies (a) Web Enabled Cost & Expense Management Software	10,101,920
178,000	Avid Technology (a) Digital Nonlinear Editing Software & Systems	3,024,220
100,000	Quality Systems IT Systems for Medical Groups & Ambulatory Care Centers	2,928,000
167,396	Epicor (a) Software Systems to Run Small Businesses	1,156,706
		88,313,428
	Instrumentation – 4.1%
500,000	Flir Systems (a) Infrared Cameras	20,285,000
160,000	Mettler Toledo (a) Laboratory Equipment	15,177,600
368,000	Trimble Navigation (a) GPS-based Instruments	13,137,600
485,000	IPG Photonics (a) Fiber Lasers	9,122,850
45,000	Varian (a) Analytical Instruments	2,297,700
		60,020,750
	Semiconductors & Related Equipment – 3.4%
743,000	Microsemi (a) Analog/Mixed-signal Semiconductors	18,708,740
1,180,000	Integrated Device Technology (a) Communications Semiconductors	11,729,200

Number of Shares		Value
1,179,750	ON Semiconductor (a) Mixed-signal & Power Management Semiconductors	$10,818,308
189,300	Supertex (a) Mixed-signal Semiconductors	4,418,262
140,000	Littelfuse (a) Little Fuses	4,417,000
		50,091,510
	Mobile Communications – 3.1%
640,000	American Tower (a) Communications Towers in USA & Mexico	27,040,000
495,000	Crown Castle International (a) Communications Towers	19,171,350
88,000	Globalstar (a) Satellite Mobile Voice & Data Carrier	249,040
		46,460,390
	Telephone Services – 2.3%
1,731,000	TW Telecom (a) Fiber Optic Telephone/Data Services	27,747,930
280,000	Cogent Communications (a) Internet Data Pipelines	3,752,000
400,000	PAETEC Holding (a) Telephone/Data Services for Business	2,540,000
		34,039,930
	Computer Hardware & Related Equipment – 1.9%
375,600	Amphenol Electronic Connectors	16,856,928
160,000	II-VI (a) Laser Components	5,587,200
120,000	Nice Systems – ADR (Israel) (a) Audio & Video Recording Solutions	3,548,400
85,000	Zebra Technologies (a) Bar Code Printers	2,774,400
		28,766,928
	Telecommunications Equipment – 1.9%
2,889,900	Tellabs (a) Telecommunications Equipment	13,438,035
475,000	Polycom (a) Video Conferencing Equipment	11,571,000

See accompanying notes to financial statements.

Wanger USA 2008 Semiannual Report

Wanger USA

Statement of Investments (Unaudited) June 30, 2008

Number of Shares		Value
	Telecommunications Equipment – 1.9% (cont)
125,000	Ciena (a) Optical Transport & Broadband Access Equipment	$2,896,250
		27,905,285
	Financial Processors – 1.9%
586,880	Global Payments Credit Card Processor	27,348,608
	Internet Related – 1.1%
530,000	ValueClick (a) Internet Advertising	8,029,500
875,000	TheStreet.com Financial Information Website Publisher	5,696,250
310,000	SkillSoft – ADR (a) Web-based Learning Solutions (E-Learning)	2,802,400
		16,528,150
	Business Information & Marketing Services – 0.8%
443,200	Navigant Consulting (a) Financial Consulting Firm	8,668,992
100,000	Viad Trade Show Services, Travel & Tours	2,579,000
		11,247,992
	Computer Services – 0.7%
705,500	Hackett Group (a) IT Integration & Best Practice Research	4,049,570
155,000	SRA International (a) Government IT Services	3,481,300
753,000	RCM Technologies (a)(b) Technology & Engineering Services	3,245,430
		10,776,300
	Gaming Equipment & Services – 0.6%
155,000	Bally Technologies (a) Slot Machines & Software	5,239,000
100,000	Scientific Games (a) Lottery Services Provider	2,962,000
		8,201,000

Number of Shares		Value
	CATV – 0.4%
240,000	Discovery Holding (a) CATV Programming	$5,270,400
	Contract Manufacturing – 0.3%
115,000	Plexus (a) Electronic Manufacturing Services	3,183,200
1,500,000	Sanmina-SCI (a) Electronic Manufacturing Services	1,920,000
		5,103,200
	TV Broadcasting – 0.2%
880,000	Entravision Communications (a) Spanish Language TV, Radio & Outdoor	3,537,600
	Radio – 0.2%
561,900	Salem Communications Radio Stations for Religious Programming	1,106,943
260,000	Cumulus Media (a) Radio Stations in Small Cities	1,024,400
515,000	Spanish Broadcasting System (a) Spanish Language Radio Stations	587,100
		2,718,443
	Total Information	426,329,914
	Energy & Minerals – 16.0%
	Oil & Gas Producers – 8.1%
400,000	Ultra Petroleum (a) Oil & Gas Producer	39,280,000
416,000	Equitable Resources Natural Gas Producer & Utility	28,728,960
325,000	Carrizo Oil & Gas (a) Explores for Natural Gas & Crude Oil	22,129,250
390,000	Quicksilver Resources (a) Natural Gas & Coal Seam Gas Producer	15,069,600
307,200	Southwestern Energy (a) Oil & Gas Producer	14,625,792
		119,833,602
	Oil Services – 7.7%
761,400	FMC Technologies (a) Oil & Gas Wellhead Manufacturer	58,574,502
230,000	Atwood Oceanics (a) Offshore Drilling Contractor	28,598,200

See accompanying notes to financial statements.

Wanger USA 2008 Semiannual Report

Wanger USA

Statement of Investments (Unaudited) June 30, 2008

Number of Shares		Value
	Oil Services – 7.7% (cont)
203,125	Exterran Holdings (a) Natural Gas Compressor Rental & Fabrication	$14,521,406
241,500	Tetra Technologies (a) U.S.-based Service Company with Life of Field Approach	5,725,965
108,700	Tesco (a) Developing New Well Drilling Technologies	3,472,965
69,800	Dresser-Rand Group (a) Largest Manufacturer of Compressors	2,729,180
		113,622,218
	Oil Refining, Marketing & Distribution – 0.2%
50,000	Oneok Natural Gas Distribution, Pipeline Processing & Trading	2,441,500
	Total Energy & Minerals	235,897,320
	Consumer Goods & Services – 16.0%
	Retail 4.9%
885,000	Urban Outfitters (a) Apparel & Home Specialty Retailer	27,603,150
431,000	Abercrombie & Fitch Teen Apparel Retailer	27,015,080
240,000	J Crew Group (a) Multi-channel Branded Retailer	7,922,400
350,000	Talbots Women's Specialty Retailer	4,056,500
409,150	Christopher & Banks Women's Apparel Retailer	2,782,220
150,000	Gaiam (a) Healthy Living Catalogs & E-Commerce	2,026,500
		71,405,850
	Other Consumer Services – 3.6%
585,000	ITT Educational Services (a) Post-secondary Degree Services	48,338,550
150,000	Weight Watchers International Weight Loss Programs	5,341,500
		53,680,050
	Apparel – 3.1%
925,000	True Religion Apparel (a) Premium Denim	24,651,250

Number of Shares		Value
459,000	Coach (a) Designer & Retailer of Branded Leather Accessories	$13,255,920
394,200	Oxford Industries Branded & Private Label Apparel	7,548,930
		45,456,100
	Other Durable Goods – 1.2%
288,400	Cavco Industries (a) Higher End Manufactured Homes	9,439,332
1,478,300	Champion Enterprises (a) Manufactured Homes	8,648,055
		18,087,387
	Leisure Products – 0.7%
80,200	International Speedway Largest Motorsports Racetrack Owner & Operator	3,130,206
140,000	Thor Industries RV & Bus Manufacturer	2,976,400
130,000	Speedway Motorsports Motorsports Racetrack Owner & Operator	2,649,400
150,000	Winnebago Premier Motorhome Maker	1,528,500
		10,284,506
	Furniture & Textiles – 0.6%
200,000	Herman Miller Office Furniture	4,978,000
335,000	Knoll Office Furniture	4,070,250
		9,048,250
	Consumer Goods Distribution – 0.5%
433,500	Pool Distributor of Swimming Pool Supplies & Equipment	7,698,960
	Travel – 0.5%
160,000	Vail Resorts (a) Ski Resort Operator & Developer	6,852,800
	Casinos & Gaming – 0.4%
555,000	Pinnacle Entertainment (a) Regional Casino Operator	5,821,950

See accompanying notes to financial statements.

Wanger USA 2008 Semiannual Report

Wanger USA

Statement of Investments (Unaudited) June 30, 2008

Number of Shares		Value
	Restaurants – 0.3%
337,500	Sonic (a) Quick Service Restaurant	$4,995,000
	Nondurables – 0.2%
122,000	Jarden (a) Branded Household Products	2,225,280
	Total Consumer Goods & Services	235,556,133
	Industrial Goods & Services – 15.4%
	Machinery – 10.5%
795,000	Ametek Aerospace/Industrial Instruments	37,539,900
365,100	Nordson Dispensing Systems for Adhesives & Coatings	26,612,139
527,300	ESCO Technologies (a) Automatic Electric Meter Readers	24,740,916
690,600	Pentair Pumps & Water Treatment	24,184,812
392,300	Donaldson Industrial Air Filtration	17,512,272
182,200	Mine Safety Appliances Safety Equipment	7,286,178
196,000	Clarcor Mobile & Industrial Filters	6,879,600
140,000	MOOG (a) Motion Control Products for Aerospace, Defense & Industrial Markets	5,213,600
50,000	Kaydon Specialized Friction & Motion Control Products	2,570,500
22,974	Lincoln Electric Welding Equipment & Consumables	1,808,054
		154,347,971
	Outsourcing Services – 1.5%
400,000	Quanta Services (a) Electrical & Telecom Construction Services	13,308,000
305,000	Administaff Professional Employer Organization	8,506,450
		21,814,450

Number of Shares		Value
	Industrial Materials & Specialty Chemicals – 0.9%
100,000	Cytec Industries Aerospace Composites & Specialty Chemicals	$5,456,000
50,000	Greif Industrial Packaging	3,201,500
90,000	Albany International Paper Machine Clothing & Advanced Textiles	2,610,000
155,000	Drew Industries (a) RV & Manufactured Home Components	2,472,250
		13,739,750
	Other Industrial Services – 0.7%
365,000	American Reprographics (a) Document Management & Logistics	6,077,250
180,000	TrueBlue (a) Temporary Manual Labor	2,377,800
200,000	American Commercial Lines (a) Operator/Builder of Inland Barges	2,186,000
		10,641,050
	Construction – 0.6%
35,000	Martin Marietta Materials Aggregates	3,625,650
50,000	Texas Industries Aggregates, Cement & Concrete	2,806,500
140,000	M/I Homes Home Builder	2,202,200
		8,634,350
	Electrical Components – 0.4%
145,000	Acuity Brands Commercial Lighting Fixtures	6,971,600
	Waste Management – 0.4%
184,200	Waste Connections (a) Solid Waste Management	5,881,506
	Industrial Distribution – 0.2%
50,000	Airgas Industrial Gas Distributor	2,919,500

See accompanying notes to financial statements.

Wanger USA 2008 Semiannual Report

Wanger USA

Statement of Investments (Unaudited) June 30, 2008

Number of Shares		Value
	Steel – 0.2%
46,100	Haynes International (a) Producer of High Performance Alloys	$2,653,055
	Total Industrial Goods & Services	227,603,232
	Finance – 12.4%
	Banks – 4.0%
455,100	MB Financial Chicago Bank	10,226,097
614,250	Valley National Bancorp New Jersey/New York Bank	9,686,723
689,700	TCF Financial Great Lakes Bank	8,297,091
424,305	Lakeland Financial Indiana Bank	8,095,739
437,000	Pacific Continental Niche Pacific N.W. Bank	4,802,630
280,816	Glacier Bancorp Mountain States Bank	4,490,248
155,600	Associated Banc-Corp Midwest Bank	3,001,524
60,000	SVB Financial Group (a) Bank to Venture Capitalists	2,886,600
192,928	Old Second Bancorp Illinois Bank	2,241,823
500,000	Guaranty Bancorp (a) Colorado Bank	1,800,000
100,000	Greene County Bancshares Tennessee Bank	1,402,000
82,154	First Busey Illinois Bank	1,086,076
		58,016,551
	Insurance – 3.0%
720,500	HCC Insurance Holdings Specialty Insurance	15,231,370
276,000	Leucadia National Insurance Holding Company	12,955,440
19,300	Markel (a) Specialty Insurance	7,083,100
105,000	Philadelphia Consolidated Holding (a) Specialty Insurance	3,566,850

Number of Shares		Value
62,800	Navigators Group (a) Specialty Insurance	$3,394,340
75,000	Endurance Specialty Holdings Commercial Lines Insurance/Reinsurance	2,309,250
		44,540,350
	Finance Companies – 2.8%
1,142,400	AmeriCredit (a) Auto Lending	9,847,488
270,000	McGrath Rentcorp Temporary Space & IT Rentals	6,639,300
145,000	GATX Rail Car Lessor	6,427,850
144,800	World Acceptance (a) Personal Loans	4,875,416
350,000	H&E Equipment Services (a) Heavy Equipment Leasing	4,207,000
230,000	CAI International (a) International Container Leasing & Management	4,002,000
140,000	Aaron Rents Rent-to-Own	3,126,200
200,000	Electro Rent Test & Measurement Rentals	2,508,000
		41,633,254
	Savings & Loans – 1.6%
734,030	People's United Connecticut Savings & Loan	11,450,868
600,000	ViewPoint Financial Texas Thrfit	8,832,000
138,500	Berkshire Hills Bancorp Northeast Thrift	3,275,525
10,900	Anchor Bancorp Wisconsin Wisconsin Thrift	76,409
		23,634,802
	Brokerage & Money Management – 1.0%
642,000	SEI Investments Mutual Fund Administration & Investment Management	15,099,840
	Total Finance	182,924,797

See accompanying notes to financial statements.

Wanger USA 2008 Semiannual Report

Wanger USA

Statement of Investments (Unaudited) June 30, 2008

Number of Shares		Value
	Health Care – 7.4%
	Biotechnology & Drug Delivery – 2.8%
405,000	BioMarin (a) Biotech Focused on Orphan Diseases	$11,736,900
53,000	United Therapeutics (a) Biotech Focused on Rare Diseases	5,180,750
100,000	Myriad Genetics (a) Drugs/Diagnostics Hybrid	4,552,000
501,400	Seattle Genetics (a) Antibody-based Therapies for Cancer	4,241,844
125,000	Auxilium Pharmaceuticals (a) Biotech Focused on Niche Disease Areas	4,202,500
545,000	Array Biopharma (a) Drugs for Cancer & Inflammatory Diseases	2,561,500
320,000	Medarex (a) Humanized Antibodies	2,115,200
401,000	Arena Pharmaceuticals (a) Novel Drug Targeting Technology	2,081,190
535,000	Nektar Therapeutics (a) Drug Delivery Technologies	1,792,250
320,000	Pharmacopeia (a) Biotech Company with Broad Early-stage Pipeline	1,225,600
515,000	Decode Genetics (a) Drugs for Heart Attack, Asthma & Vascular Disease	473,800
400,000	Neurogen (a) Development-stage Biotech Focused on Neurology	412,000
500,000	IsoRay (a)	275,000
100,000	IsoRay – Warrants (a)(c) Radiology Cancer Company	5,000
25,000	Locus Pharmaceuticals, Series A-1, Pfd. (a)(c)	25,000
12,886	Locus Pharmaceuticals, Series B-1, Pfd. (a)(c) High Throughput Rational Drug Design	12,886
738,060	Medicure – Warrants (a)(c) Cardiovascular Biotech Company	14,761
		40,908,181
	Medical Equipment & Devices – 1.5%
105,000	Alexion Pharmaceuticals (a) Biotech Focused on Orphan Diseases	7,612,500

Number of Shares		Value
85,000	Illumina (a) Leading Tools & Service Provider for Genetic Analysis	$7,404,350
105,000	Vital Signs Anesthesia, Respiratory & Sleep Products	5,961,900
36,800	Orthofix International (a) Bone Fixation & Stimulation Devices	1,065,360
		22,044,110
	Medical Supplies – 1.3%
280,000	QIAGEN (Netherlands) (a) Life Science Company; DNA/RNA Purification	5,636,400
70,700	Techne (a) Cytokines, Antibodies & Other Reagents for Life Science	5,471,473
105,000	Meridian Biosciences Niche Diagnostics/Life Science Company	2,826,600
100,000	Immucor, Inc. (a) Automated Blood Typing	2,588,000
53,000	Idexx Laboratories (a) Diagnostic Equipment & Services for Veterinarians	2,583,220
		19,105,693
	Health Care Services – 1.0%
435,000	PSS World Medical (a) Medical Supplies	7,090,500
180,000	Psychiatric Solutions (a) Behavioral Health Services	6,811,200
		13,901,700
	Pharmaceuticals – 0.8%
145,000	Cephalon (a) Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology	9,670,050
765,000	QLT (a) Specialty Pharmaceuticals for Ophthalmology & Dermatology	2,623,950
		12,294,000
	Total Health Care	108,253,684
	Other Industries – 2.8%
	Real Estate – 1.4%
222,500	Gaylord Entertainment (a) Convention Hotels	5,331,100

See accompanying notes to financial statements.

Wanger USA 2008 Semiannual Report

Wanger USA

Statement of Investments (Unaudited) June 30, 2008

Number of Shares or Principal Amount		Value
	Real Estate – 1.4% (cont)
100,000	Digital Realty Trust Technology-focused Office Buildings	$4,091,000
120,000	BioMed Realty Trust Life Science-focused Office Buildings	2,943,600
85,000	Corporate Office Properties Office Buildings	2,918,050
90,000	American Campus Communities Student Housing	2,505,600
150,000	Kite Realty Group Community Shopping Centers	1,875,000
		19,664,350
	Transportation – 1.1%
580,800	Heartland Express Regional Trucker	8,659,728
160,000	JB Hunt Transport Services Truck & Intermodal Carrier	5,324,800
180,000	Rush Enterprises (a) Truck Distribution	2,161,800
		16,146,328
	Regulated Utilities – 0.3%
185,000	Northeast Utilities Regulated Electric Utility	4,723,050
	Total Other Industries	40,533,728
Total Common Stocks (Cost: $1,122,608,066) – 98.9%		1,457,098,808
Short-Term Obligations – 1.0%
	Repurchase Agreement – 0.5%
$8,130,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 06/30/08, due 07/01/08 at 1.80%, collateralized by a U.S. Treasury Obligation maturing 08/15/23, market value $8,295,981 (repurchase proceeds $8,130,407)	8,130,000
	Commercial Paper – 0.5%
7,400,000	Toyota Motor Credit 2.00% due 07/02/08	7,399,589
Total Short-Term Obligations (Cost: $15,529,589) – 1.0%		15,529,589

Value
Total Investments (Cost: $1,138,137,655) – 99.9% (d)	$1,472,628,397
Cash and Other Assets Less Liabilities – 0.1%	1,083,211
Total Net Assets – 100.0%	$1,473,711,608

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in affiliated companies during the six months ended June 30, 2008 are as follows:

Affiliates	Balance of Shares Held 12/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 06/30/2008	Value	Dividend
RCM Technologies	753,000	—	—	753,000	$3,245,430	—

The aggregate cost and value of this company at June 30, 2008, was $5,474,962 and $3,245,430 respectively. Investments in affiliate companies represent 0.22% of total net assets at June 30, 2008.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the Board of Trustees. At June 30, 2008, these securities amounted to $57,647 which represents less than 0.01% of total net assets.

Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Locus Pharmaceuticals, Series A-1, Pfd.	9/5/01	25,000	$1,000,000	$25,000
Locus Pharmaceuticals, Series B-1, Pfd.	2/8/07	12,886	37,369	12,886
IsoRay – Warrants	3/21/07	100,000	—	5,000
Medicure – Warrants	12/22/06	738,060	—	14,761
			$1,037,369	$57,647

See accompanying notes to financial statements.

Wanger USA 2008 Semiannual Report

Wanger USA

Statement of Investments (Unaudited) June 30, 2008

(d)  At June 30, 2008, for federal income tax purposes cost of investments was $1,138,137,655 and net unrealized appreciation was $334,490,742 consisting of gross unrealized appreciation of $541,686,222 and gross unrealized depreciation of $207,195,480.

At June 30, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information	28.9
Energy & Minerals	16.0
Consumer Goods & Services	16.0
Industrial Goods & Services	15.4
Finance	12.4
Health Care	7.4
Other Industries	2.8
Short-Term Obligations	1.0
Cash and Other Assets Less Liabilities	0.1
100.0

ADR = American Depositary Receipts

See accompanying notes to financial statements.

Wanger USA 2008 Semiannual Report

Statement of Assets and Liabilities
June 30, 2008 (Unaudited)

Assets:
Unaffiliated investments, at cost	$1,132,662,693
Affiliated investments, at cost (See Note 4)	5,474,962
Unaffiliated investments, at value	$1,469,382,967
Affiliated investments, at value (See Note 4)	3,245,430
Cash	377,028
Receivable for:
Investments sold	10,668,414
Fund shares sold	32,050
Interest	406
Dividends	527,708
Trustees' deferred compensation plan	59,103
Total Assets	1,484,293,106
Liabilities:
Payable for:
Investments purchased	6,654,540
Fund shares repurchased	2,523,081
Investment advisory fee	1,090,774
Administration fee	64,073
Transfer agent fee	48
Trustees' fees	1,101
Custody fee	5,645
Trustees' deferred compensation plan	59,103
Other liabilities	183,133
Total Liabilities	10,581,498
Net Assets	$1,473,711,608
Composition of Net Assets:
Paid-in capital	$1,181,128,252
Overdistributed net investment income	(2,523,308)
Accumulated net realized loss	(39,384,078)
Net unrealized appreciation on investments	334,490,742
Net Assets	$1,473,711,608
Fund Shares Outstanding	50,142,858
Net asset value, offering price and redemption price per share	$29.39

Statement of Operations
For the Six Months Ended June 30, 2008 (Unaudited)

Investment Income:
Dividends	$4,427,763
Interest income	306,894
Total Investment Income	4,734,657
Expenses:
Investment advisory fee	6,516,056
Administration fee	382,681
Transfer agent fee	309
Trustees' fees	38,063
Custody fee	22,402
Reports to shareholders	177,863
Legal fees	30,623
Chief compliance officer expenses (See Note 4)	19,503
Other expenses (See Note 5)	31,154
Total Expenses	7,218,654
Custody earnings credit	(2,021)
Net Expenses	7,216,633
Net Investment Loss	(2,481,976)
Net Realized and Unrealized Loss on Investments:
Net realized loss on:
Investments	(39,025,566)
Net realized loss	(39,025,566)
Net change in unrealized depreciation on:
Unaffiliated investments	(93,127,098)
Affiliated investments (See Note 4)	(1,182,210)
Net change in unrealized depreciation on investments	(94,309,308)
Net Loss	(133,334,874)
Net Decrease in Net Assets from Operations	$(135,816,850)

See accompanying notes to financial statements.

Wanger USA 2008 Semiannual Report

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2008	Year Ended December 31, 2007
From Operations:
Net investment loss	$(2,481,976)	$(2,803,605)
Net realized gain (loss) on investments	(39,025,566)	170,386,161
Net change in unrealized depreciation on investments	(94,309,308)	(89,827,618)
Net Increase (Decrease) in Net Assets from Operations	(135,816,850)	77,754,938
Distributions to Shareholders:
From net realized gains	(170,275,092)	(85,256,052)
Share Transactions:
Subscriptions	36,656,229	217,123,775
Distributions reinvested	170,275,092	85,256,052
Redemptions	(115,167,924)	(215,178,752)
Net Increase from Share Transactions	91,763,397	87,201,075
Total Increase (Decrease) in Net Assets	(214,328,545)	79,699,961
Net Assets:
Beginning of period	1,688,040,153	1,608,340,192
End of period	$1,473,711,608	$1,688,040,153
Overdistributed net investment income at end of period	$(2,523,308)	$(41,332)

See accompanying notes to financial statements.

Wanger USA 2008 Semiannual Report

Financial Highlights

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004	2003
Net Asset Value, Beginning of Period	$36.26		$36.36		$34.90		$31.37		$26.51	$18.51
Income from Investment Operations:
Net investment income (loss) (a)	(0.05)		(0.05	)(b)	(0.02)		0.09		(0.14)	(0.11)
Net realized and unrealized gain (loss) on investments	(3.09)		1.91		2.71		3.44		5.00	8.11
Total from Investment Operations	(3.14)		1.86		2.69		3.53		4.86	8.00
Less Distributions to Shareholders:
From net investment income	—		—		(0.08)		—		—	—
From net realized gains	(3.73)		(1.96)		(1.15)		—		—	—
Total Distributions to Shareholders	(3.73)		(1.96)		(1.23)		—		—	—
Net Asset Value, End of Period	$29.39		$36.26		$36.36		$34.90		$31.37	$26.51
Total Return (c)	(8.15	)%(d)	5.39%		7.87%		11.25	%(e)	18.33%	43.22%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.94	%(g)	0.95%		0.95%		0.95%		1.00%	0.99%
Interest expense	—		—		0.00	%(h)	—		—	—
Net expenses (f)	0.94	%(g)	0.95%		0.95%		0.95%		1.00%	0.99%
Net investment income (loss) (f)	(0.32	)%(g)	(0.15)%		(0.07)%		0.29%		(0.49)%	(0.48)%
Waiver	—		—		—		0.00	%(h)	—	—
Portfolio turnover rate	11	%(d)	27%		19%		11%		15%	10%
Net assets, end of period (000's)	$1,473,712		$1,688,040		$1,608,340		$1,493,695		$1,153,553	$822,658

(a)  Net investment income/(loss) per share was based upon the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(c)  Total return at net asset value assuming all distributions are reinvested.

(d)  Not annualized.

(e)  Had the investment advisor not waived a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Wanger USA 2008 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger USA (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

Effective June 1, 2008, Wanger U.S. Smaller Companies was renamed Wanger USA.

2.  Significant Accounting Policies

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. A short-term debt obligation having a maturity of 60 days or less from the valuation date is valued at amortized cost, which approximates fair value. A security for which a market quotation is not readily available and any other assets are valued in accordance with procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of June 30, 2008 in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$1,457,041,161	$—
Level 2—Other Significant Observable Inputs	15,549,350	—
Level 3—Significant Unobservable Inputs	37,886	—
Total	$1,472,628,397	$—

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party pricing service may be employed for purposes of fair market valuation.

The following table reconciles asset balances for the six month period ending June 30, 2008 in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of December 31, 2007	$98,504	$—
Accretion of discounts/ amortization of premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(60,618)	—
Net purchases (sales)	—	—
Transfers in and or out of Level 3	—	—
Balance as of June 30, 2008	$37,886	$—

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's custodian determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund estimates the tax character of distributions from real estate investment trusts ("REITS"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

In March 2008, Statement of Financial Accounting Standards No. 161 ("SFAS 161"), Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Wanger USA 2008 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2007 was as follows:

Distributions paid from:
Ordinary Income*	$1,760,549
Long-Term Capital Gains	83,495,503

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.  Transactions With Affiliates

Columbia Wanger Asset Management, L.P., ("CWAM") is a wholly owned subsidiary of Columbia Management Group, LLC ("Columbia Management"), which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment advisory agreement, management fees are accrued daily based on the Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%

For the six months ended June 30, 2008, the Fund's annualized effective investment advisory fee rate was 0.85% of average daily net assets.

CWAM provides administrative services and receives an administration fee from the Fund. Effective August 1, 2008, CWAM will provide administrative services and receive an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $4 billion	0.050%
$4 billion to $6 billion	0.040%
$6 billion to $8 billion	0.030%
$8 billion and over	0.020%

Prior to August 1, 2008, fees were accrued daily and paid monthly to CWAM at the annual rate of 0.05%. For the six months ended June 30, 2008, the Fund's annualized effective administration fee rate was 0.05% of average daily net assets.

Wanger USA 2008 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

CWAM has delegated to Columbia Management the responsibility for certain administrative services.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

Columbia Management Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation from the Fund for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An affiliate may include any company in which a fund owns five percent or more of its outstanding voting shares. On June 30, 2008, the Fund held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies is presented on page 12.

During the six months ended June 30, 2008, the Fund engaged in purchase and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $0 and $704,000, respectively.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the six months ended June 30, 2008.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Six months ended June 30, 2008	Year ended December 31, 2007
Shares sold	1,176,040	5,698,486
Shares issued in reinvestment of dividend distributions	6,081,253	2,466,900
Less shares redeemed	(3,668,061)	(5,844,748)
Net increase in shares outstanding	3,589,232	2,320,638

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2008 were $170,901,761 and $232,640,183, respectively.

8.  Legal Proceedings

CWAM, Columbia Acorn Trust, (another mutual fund family advised by CWAM), and the trustees of Colombia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that Columbia Acorn Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value (NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

CWAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that CWAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges CWAM and the Trustees of the Columbia Acorn Trust, along with certain affiliated entities and individuals, breached certain common law duties and federal laws.

On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the federal district court. The settlement, approved by the federal district court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' advisor and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

The Trust and CWAM intend to defend these suits vigorously.

As a result of these matters, or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Columbia Acorn fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Acorn funds. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the funds.

Wanger USA 2008 Semiannual Report

Excerpt from:

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

May 2008

Wanger USA 2008 Semiannual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the second year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn funds," "WAT funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the advisor to the Funds, has proposed that the Trusts continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2007 Evaluation

This is the third annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years. Last year's evaluation is referred to here as the "2007 Study."

Process and Independence

The objectives of the Order are to insure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, advisor profitability, and other information. The Board evaluated this information thoroughly. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the advisor.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in the 2007 Study. The Contract Committee gave particular emphasis to the issue of whether economies of scale were appropriately reflected in the Funds' fee schedules. The Board accepted and implemented several of the recommendations in this area contained in the 2007 Study.

Wanger USA 2008 Semiannual Report

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisors. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels, as modified thereafter, in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic WAT Funds generally have achieved good to outstanding performance over the past five years. Wanger Select has, however, suffered a precipitous decline in ranking relative to its peers for the past year, and this trend merits the Trustees' continued attention. The international WAT Funds have relatively weaker relative long term records than do the domestic funds. All the WAT Funds, however, outperform their benchmarks, expose shareholders to less risk than competitors and achieve positive "alpha," a recognized measure of the added value of an investment manager.

2.  Management Fees relative to Peers. Management fees vary by WAT Fund, but, in general, the WAT Funds impose higher fees than competing funds. Wanger Select and Wanger USA in particular were ranked by both Lipper and Morningstar at or below the median, and therefore impose higher fees than do the majority of their competitors.

3.  Administrative Fees. The WAT Funds' administrative fees appear competitive in relation to their peers, and CWAM provides excellent administrative support for all the WAT Funds. There are clear advantages to retaining the advisor and its affiliates to perform these services. However, while economies of scale exist above current asset levels, the WAT Funds' administrative fee schedule provides no breakpoints.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the WAT Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and have increased dramatically in the past year. CWAM's affiliates report operating losses and therefore do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the WAT Funds.

6.  Profit Margins. CWAM's pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the WAT Funds get larger. The Board has recently imposed additional breakpoints for some of the WAT Funds that will result in greater sharing of economies of scale.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Funds. Several areas merit comment.

  a.  Capacity. The WAT Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

9.  Process. In my opinion, the process of negotiating an advisory contract for the WAT Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of Fund shareholders.

Wanger USA 2008 Semiannual Report

Recommendations

I believe the Trustees should:

1.  Consider the addition of breakpoints to the WAT administrative fee contract to reflect the economies of scale present in performing these services, and, in fashioning those breakpoints, to consider the efficiencies achieved by CWAM by supporting both Trusts with the same staff performing largely identical tasks.

2.  Focus their review on the WAT Funds' management fee levels in relation to their peers, in particular the fees paid by Wanger USA and Wanger Select.

3.  Monitor Wanger Select to ensure that its long term performance is sustained.

Robert P. Scales
May 27, 2008

Wanger USA 2008 Semiannual Report

Columbia Wanger Funds

Trustees

Robert E. Nason
Chairman of the Board

Allan B. Muchin
Vice Chairman of the Board

Laura M. Born
Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
Jerome Kahn, Jr.
Steven N. Kaplan
David C. Kleinman
Charles P. McQuaid
James A. Star
Ralph Wanger
John A. Wing

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Michael G. Clarke
Assistant Treasurer

Jeffrey R. Coleman
Assistant Treasurer

J. Kevin Connaughton
Assistant Treasurer

P. Zachary Egan
Vice President

Peter T. Fariel
Assistant Secretary

John M. Kunka
Assistant Treasurer

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel

Linda K. Roth-Wiszowaty
Assistant Secretary

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Advisor

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330.

Columbia Wanger Funds

0L2568S

SHC-44/154734-0608 08/55099

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

(a)          The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/s/ Charles P. Mc Quaid
Charles P. McQuaid, President

Date	August 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles P. Mc Quaid
Charles P. McQuaid, President

Date	August 22, 2008

By (Signature and Title)	/s/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	August 22, 2008